UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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☐	Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

THERMOGENESIS HOLDINGS, INC. (Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ThermoGenesis Holdings, Inc.
2711 Citrus Road
Rancho Cordova, CA 95742

Telephone (916) 858-5100

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD JUNE 4, 2020

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of ThermoGenesis Holdings, Inc. (the “Annual Meeting”), formally known as Cesca Therapeutics Inc. (the “Company” or “ThermoGenesis”), a Delaware corporation, will be held at the San Francisco Airport Marriott Waterfront, located at 1800 Old Bayshore Highway, Burlingame, CA 94010, on Thursday, June 4, 2020, at 9:00 a.m. (PT) for the following purposes:

1.	To elect the Company’s five (5) director nominees to hold office until the next Annual Meeting of Stockholders or until their successors are duly elected and qualified;
2.	To approve the potential issuance of in excess of 19.99% of our outstanding Common Stock upon the conversion of an outstanding convertible note;
3.	To approve the adoption of a new Amended and Restated Certificate of Incorporation;
4.	To ratify the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020;
5.	To approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in this proxy statement; and
6.	To transact such business as may properly come before the stockholders at the Annual Meeting.

Please review the Notice of Internet Availability of Proxy Materials, the proxy card, or the “Questions and Answers About the Annual Meeting and Procedural Matters” section of this proxy statement for more information on how to vote your shares.

The Board of Directors of the Company has fixed the close of business on April 6, 2020 as the record date for determining those stockholders who will be entitled to vote at the meeting or any postponement or adjournment thereof. Stockholders are invited to attend the meeting in person.

We currently intend to hold the Annual Meeting in person. However, we are actively monitoring the novel coronavirus (COVID-19) situation, as we are sensitive to the public health and travel concerns our stockholders may have and the protocols that federal, state, and local governments and health officials may impose or recommend. In the event we determine it is not possible or advisable to hold the Annual Meeting in person, we will publicly announce alternative arrangements for the Annual Meeting as promptly as practicable before the Annual Meeting, which may include holding the Annual Meeting solely by means of remote communication (i.e., a virtual-only Annual Meeting). Please monitor our website at www.thermogenesis.com for updated information. If you are planning to attend our Annual Meeting, please check the website prior to the meeting date.

Important Notice of Internet Availability of Proxy Materials

The proxy statement attached hereto and the accompanying annual report are available for holders of record at www.envisionreports.com/THMO and for shares held in street name, through a broker, bank or nominee, at www.proxyvote.com.

By Order of the Board of Directors

/s/ Mr. Jeff Cauble Corporate Secretary

April 23, 2020
Rancho Cordova, California

YOUR VOTE IS IMPORTANT

Even if you plan to attend the annual meeting in person, we request that you vote by submitting your proxy as early as possible by following the instructions to ensure that your shares will be represented at the annual meeting if for any reason you are unable to attend. If you do attend the annual meeting and wish to vote in person, you may withdraw your proxy and vote in person.

PAGE

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND PROCEDURAL MATTERS	1

PROPOSAL 1 - ELECTION OF DIRECTORS	6

CORPORATE GOVERNANCE AND BOARD OF DIRECTORS MATTERS	9

COMPENSATION OF DIRECTORS	12

EXECUTIVE OFFICERS	13

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT OF THERMOGENESIS HOLDINGS, INC.	14

COMPENSATION OF NAMED EXECUTIVE OFFICERS	15

PROPOSAL 2 – APPROVAL OF THE POTENTIAL ISSUANCE OF IN EXCESS OF 19.99% OF OUR OUTSTANDING COMMON STOCK UPON THE CONVERSION OF AN OUTSTANDING CONVERTIBLE NOTE	17

PROPOSAL 3 –APPROVAL OF THE ADOPTION OF AN AMENDED AND RESTATED CERTIFICATE OF INCORPORATION	20

EQUITY COMPENSATION PLANS	27

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	28

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS	31

FEES OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	32

PROPOSAL 4 – RATIFICATION OF MARCUM LLP	33

PROPOSAL 5 – APPROVE, ON AN ADVISORY BASIS, THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS	34

STOCKHOLDER PROPOSALS TO BE PRESENTED AT THE NEXT THERMOGENESIS HOLDINGS, INC. ANNUAL MEETING	35

ADDITIONAL INFORMATION	36

i

ThermoGenesis Holdings, Inc.
2711 Citrus Road
Rancho Cordova, CA 95742

PROXY STATEMENT

FOR

ANNUAL MEETING OF STOCKHOLDERS

To Be Held June 4, 2020

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING
AND PROCEDURAL MATTERS

Why did I receive a Notice of Internet Availability of Proxy Materials?

The Board of Directors (the “Board”) of ThermoGenesis Holdings, Inc., formerly known as Cesca Therapeutics Inc. (the “Company” or “ThermoGenesis”) is making this proxy statement available to you on the Internet in connection with the solicitation of proxies for use at the Company’s Annual Meeting of Stockholders (the “Annual Meeting”) to be held on Thursday, June 4, 2020 and any adjournment or postponement thereof.  The Annual Meeting will be held at the San Francisco Airport Marriott Waterfront, located at 1800 Old Bayshore Highway, Burlingame, CA 94010, for the purpose of considering and acting on the matters set forth in this proxy statement. We currently intend to hold the Annual Meeting in person. However, we are actively monitoring the novel coronavirus (COVID-19) situation, as we are sensitive to the public health and travel concerns our stockholders may have and the protocols that federal, state, and local governments and health officials may impose or recommend. In the event we determine it is not possible or advisable to hold the Annual Meeting in person, we will publicly announce alternative arrangements for the Annual Meeting as promptly as practicable before the Annual Meeting, which may include holding the Annual Meeting solely by means of remote communication (i.e., a virtual-only Annual Meeting). Please monitor our website at www.thermogenesis.com for updated information. If you are planning to attend our Annual Meeting, please check the website prior to the meeting date.

These proxy materials and the accompanying annual report were first made available or mailed on April 23, 2020 to all ThermoGenesis stockholders entitled to vote at the Annual Meeting. The Notice of Annual Meeting, this proxy statement and the accompanying annual report are available on the “Investor” section of the Company’s website at www.thermogenesis.com.

What proposals will be voted on at the Annual Meeting?

ThermoGenesis stockholders are being asked to vote on the following matters at the Annual Meeting:

1.	To elect the Company’s five (5) director nominees to hold office until the next Annual Meeting of Stockholders or until their successors are duly elected and qualified;
2.	To approve the potential issuance of in excess of 19.99% of our outstanding Common Stock upon the conversion of an outstanding convertible note (the “Convertible Note”);
3.	To approve the adoption of an Amended and Restated Certificate of Incorporation;
4.	To ratify the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020;
5.	To approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in this proxy statement; and
6.	To transact such business as may properly come before the stockholders at the Annual Meeting.

Who is entitled to vote at the Annual Meeting?

The Board set April 6, 2020 as the record date for the Annual Meeting. If you owned ThermoGenesis Common Stock at the close of business on April 6, 2020, you may attend and vote at the meeting. By using a proxy, you may vote whether or not you attend the meeting, as described below. As of April 6, 2020, there were 5,768,885 shares of ThermoGenesis Common Stock outstanding.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

If your shares are registered directly in your name with ThermoGenesis’ transfer agent, Computershare Investor Services LLC, you are considered the “stockholder of record” with respect to those shares, and the Notice has been sent directly to you by ThermoGenesis.

Some ThermoGenesis stockholders hold their shares through a broker, bank or other nominee, rather than directly in their own names. If your shares are held in a brokerage account or by a bank or another nominee, you are considered the “beneficial owner” of those shares held in street name, and the Notice has been forwarded to you by your broker, bank or nominee who is considered, with respect to those shares, the stockholder of record.

How many votes do I have?

You are entitled to one vote for each share of ThermoGenesis Common Stock you owned at the close of business on the record date.

What should I do if I receive more than one Notice?

You may receive more than one Notice. For example, if you hold your shares in more than one brokerage account, you may receive a separate Notice for each brokerage account in which you hold shares. If you are a stockholder of record and your shares are registered in more than one name, you will receive more than one Notice. Please vote by telephone or the Internet with respect to each Notice that you receive.

How can I vote my shares in person at the Annual Meeting?

If you are the stockholder of record of shares of ThermoGenesis Common Stock, you have the right to vote in person at the Annual Meeting with respect to those shares.

If you are the beneficial owner of shares of ThermoGenesis Common Stock, you are invited to attend the Annual Meeting. However, if you are not the stockholder of record, you may not vote these shares in person at the Annual Meeting, unless you obtain a legal proxy from your broker, bank or nominee giving you the right to vote the shares at the Annual Meeting.

Even if you plan to attend the Annual Meeting, we recommend that you also submit your proxy card or voting instructions as described in the next Q&A so that your vote will be counted if you later decide not to attend the Annual Meeting.

How can I vote my shares without attending the Annual Meeting?

If you are the stockholder of record, you may instruct the proxy holders how to vote your shares by using the Internet voting site or the toll-free telephone number provided on the website to which the Notice directs you or, if you have requested paper copies of the proxy materials, by completing, signing, dating and returning a requested proxy card in the provided, postage pre-paid envelope or by using the Internet voting site or the toll-free telephone number listed on the proxy card. Specific instructions for using the Internet and telephone voting systems are included in the Notice, as well as on the website and proxy card (and repeated in the box below). The Internet and telephone voting systems for stockholders of record will be available until 1:00 a.m., Central Time, on June 4, 2020 (the morning of the Annual Meeting).

If you are the beneficial owner of shares of ThermoGenesis Common Stock held in street name, you have the right to direct your broker, bank or nominee on how to vote your shares. Your broker, bank or nominee has provided a Notice that directs you to a website with Internet and toll-free telephone voting instructions (repeated in the boxes below) or, if you have requested paper copies of the proxy materials, enclosed is a voting instruction card for you to use in directing the broker, bank or nominee regarding how to vote your shares.

Specific voting instructions for Internet and website voting are as follows:

VOTE BY INTERNET

Shares Held of Record:

www.envisionreports.com/THMO

Shares Held Through Broker, Bank or Nominee:

Internet:  www.proxyvote.com

24 hours a day/7 days a week

Through 1:00 am Central Time, June 4, 2020

INSTRUCTIONS:

Read the Notice of Internet Availability of Proxy Materials and this Proxy Statement.

Go to the applicable website listed above.

Have your Notice of Internet Availability of Proxy Materials, proxy materials, proxy card or voting instruction card in hand (including the control number specified on that notice or card) and follow the instructions.

VOTE BY TELEPHONE

Shares Held of Record:

1-800-652-VOTE (8683)

Shares Held Through Broker, Bank or Nominee:

1-800-579-1639

Toll-free 24 hours a day/7 days a week

Through 1:00 am Central Time, June 4, 2020

INSTRUCTIONS:

Read the Notice of Internet Availability of Proxy Materials and this Proxy Statement.

Call the applicable toll-free number above.

Have your Notice of Internet Availability of Proxy Materials, proxy materials, proxy card or voting instruction card in hand (including the control number specified on that notice or card) and follow the instructions.

Can I change or revoke my vote after I return a proxy card or voting instruction card?

If you are the stockholder of record, you may revoke your proxy or change your vote by:

●

Delivering to the Corporate Secretary of ThermoGenesis, prior to your shares being voted at the Annual Meeting, a written notice of revocation or a duly executed proxy card, in either case dated later than the prior proxy card relating to the same shares (such written notice should be hand delivered to ThermoGenesis’ Corporate Secretary or should be sent so as to be delivered to ThermoGenesis Holdings, Inc., 2711 Citrus Road, Rancho Cordova, CA 95742, Attention: Corporate Secretary);

●	Attending the Annual Meeting and voting in person; or

●	Making a timely and valid later Internet or telephone vote, as the case may be, if you have previously voted on the Internet or by telephone in connection with the Annual Meeting.

If you are the beneficial owner of shares held in street name, you may change your vote by:

●	Submitting new voting instructions to your broker, bank or other nominee in a timely manner; or

●	Attending the Annual Meeting and voting in person, if you have obtained a legal proxy from the broker, bank or nominee that holds your shares giving you the right to vote the shares.

Can I attend the Annual Meeting?

All ThermoGenesis stockholders as of the record date, April 6, 2020, or their duly appointed proxies, may attend the Annual Meeting. If you are the beneficial owner of ThermoGenesis shares held in street name, please bring proof of ownership such as a brokerage statement or letter from the broker, bank or other nominee that is the owner of record of the shares.  In the event we determine it is not possible or advisable to hold the Annual Meeting in person, we will publicly announce alternative arrangements for the Annual Meeting as promptly as practicable before the Annual Meeting, which may include holding the Annual Meeting solely by means of remote communication (i.e., a virtual-only Annual Meeting). Please monitor our website at www.thermogenesis.com for updated information. If you are planning to attend our Annual Meeting, please check the website prior to the meeting date.

How many votes must be present or represented to conduct business at the Annual Meeting?

The presence of a majority of the shares entitled to vote at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting. Presence is determined by the stockholder entitled to vote the shares being present at the Annual Meeting or having properly submitted a proxy with respect to the shares. In compliance with Delaware General Corporate Law, abstentions and broker “non-votes” will be counted as present and entitled to vote at the Annual Meeting and are thereby included for purposes of determining whether a quorum is present at the Annual Meeting.

What is a “broker non-vote”?

A broker “non-vote” occurs when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the broker, bank or nominee does not have discretionary voting power with respect to that proposal and has not received instructions from the beneficial owner.

Brokers normally have discretion to vote on “routine matters,” but not on non-routine matters. The only routine matter being voted on at the Annual Meeting is the ratification of our independent public accounting firm (Proposal 4).

What is the voting requirement to approve each of the proposals?

A plurality of the voting power of the shares of Common Stock present in person or represented by proxy at the Annual Meeting is required for the election of directors (Proposal 1). Thus, the nominees for director receiving the highest number of affirmative votes will be elected as directors to serve until the next annual meeting of stockholders. In other words, the five nominees will be elected if they receive more affirmative votes than any other nominee for the same position. There is no cumulative voting in the election of directors.

The affirmative vote of the majority of the votes present, in person or by proxy, and entitled to vote at the meeting are required to approve Proposals 2 and 4. A broker non-vote on a proposal is not a vote cast on that proposal, but is present for purposes of determining a quorum. Accordingly, a broker non-vote will have no effect on the vote outcome of Proposal 2. Proposal 4, concerning the ratification of the appointment of our independent registered accounting firm, is deemed a “routine matter” under applicable rules, and thus, brokers are entitled to vote shares without receiving voting instructions from the beneficial owner of such shares. Abstentions will have the same effect as a vote “Against” these proposals.

The affirmative vote of a majority of the shares of our Common Stock outstanding and entitled to vote at the Annual Meeting is required to approve Proposal 3. Accordingly, broker non-votes and abstentions will have the same effect as a vote “Against” Proposal 3.

The advisory resolution on executive compensation (Proposal 5), commonly referred to as a “say-on-pay” resolution, is non-binding on the Board. Although the votes are non-binding, the Board and the Compensation Committee will review the voting results in connection with their ongoing evaluation of our compensation program.

How are votes counted?

With respect to the election of directors, you may vote “FOR” or “WITHHOLD” on each of the five nominees.

With respect to other proposals, you may vote “FOR”, “AGAINST” or “ABSTAIN” on each proposal. Abstentions are deemed to be votes cast and thereby have the same effect as a vote “Against” the proposal. Except for Proposal 3, where a broker non-vote has the same effect as a vote “Against” Proposal 3, broker non-votes are not deemed to be votes cast and thereby do not affect the outcome of the voting on Proposals 2 and 5. As noted above, Proposal 4 concerns a routine matter, and thus, brokers are entitled to vote shares for which they have not received voting instructions.

What happens if one or more of the director nominees is unable to stand for election?

The Board may reduce the number of directors or select a substitute nominee. In the latter case, if you have submitted your proxy via the Internet or by telephone or completed and returned your proxy card or voting instruction card, Chris Xu or Jeff Cauble as proxy holders, will have the discretion to vote your shares for the substitute nominee.

Where can I find the voting results of the Annual Meeting?

We intend to announce preliminary voting results at the Annual Meeting. We will provide final results on a Form 8-K within four business days of the Annual Meeting.

Who pays for the proxy solicitation process?

ThermoGenesis will bear the cost of soliciting proxies, including the cost of preparing, posting and mailing the Notice, as well as any copies of proxy materials properly requested by stockholders in accordance with the instructions set forth on the Notice. In addition to soliciting stockholders by mail and through its regular employees, ThermoGenesis will request brokers, banks and other nominees to solicit their customers who hold shares of ThermoGenesis Common Stock in street name. ThermoGenesis may reimburse such brokers, banks and nominees for their reasonable, out-of-pocket expenses. ThermoGenesis may also use the services of its officers, directors and employees to solicit proxies, personally or by telephone, mail, facsimile or email, without additional compensation other than reimbursement for reasonable, out-of-pocket expenses.

Will I receive a paper copy of the proxy materials?

Paper copies of the proxy materials will not be provided to stockholders unless requested in a matter set forth in the Notice.   As explained further in the Notice, paper or email copies of the proxy materials will be sent to any stockholder upon request as soon as practicable in light of expected delays relating to the novel coronavirus (COVID-19), which may not be within the three business day time period as provided for under applicable Securities and Exchange (“SEC”) rules and regulations. Alternatively, a copy of this proxy statement or ThermoGenesis’ 2019 annual report are available in digital form for download or review on the websites set forth on the Notice or may be found by clicking on the “Investors” tab at www.thermogenesis.com. Additionally, we will promptly send a copy to you upon request by mail to ThermoGenesis Holdings, Inc., Attention:  Corporate Secretary, 2711 Citrus Road, Rancho Cordova, CA 95742 or by calling the Corporate Secretary of ThermoGenesis Holdings, Inc. at (916) 858-5100.

How do I get future proxy materials electronically?

We encourage you to register to receive all future stockholder communications electronically, instead of in print. This means that the annual report, proxy statement and other correspondence will be delivered to you via email. Electronic delivery of stockholder communications helps ThermoGenesis to conserve natural resources and to save money by reducing printing, postage and service provider costs.

Stockholders of Record: If you vote your shares using the Internet at www.envisionreports.com/THMO, please follow the prompts for enrolling in the electronic proxy delivery service.

Beneficial Owners: If you vote your shares using the Internet at www.proxyvote.com, please complete the consent form that appears on-screen at the end of the Internet voting procedure to register to receive stockholder communications electronically. Stockholders holding through a bank, broker or other nominee may also refer to information provided by the bank, broker or nominee for instructions regarding how to enroll in electronic delivery.

Virtual Meeting

We currently intend to hold the Annual Meeting in person. However, we are actively monitoring the novel coronavirus (COVID-19) situation, as we are sensitive to the public health and travel concerns our stockholders may have and the protocols that federal, state, and local governments and health officials may impose or recommend. In the event we determine it is not possible or advisable to hold the Annual Meeting in person, we will publicly announce alternative arrangements for the Annual Meeting as promptly as practicable before the Annual Meeting, which may include holding the Annual Meeting solely by means of remote communication (i.e., a virtual-only Annual Meeting). Please monitor our website at www.thermogenesis.com for updated information. If you are planning to attend our Annual Meeting, please check the website prior to the meeting date.

PROPOSAL 1
ELECTION OF DIRECTORS

General Information

Our Amended and Restated Bylaws (our “Bylaws”) presently provide that the number of directors may be fixed by resolution of the Board from time to time. Currently, the Board has fixed the number of directors at five (5).

We are a party to a First Amended and Restated Nomination and Voting Agreement, dated April 16, 2018 (the “Restated Nomination Agreement”), with Boyalife Asset Holding II, Inc., our largest stockholder (“Boyalife”). The Restated Nomination Agreement provides that Boyalife has the right to designate a number of directors of the Company that is in proportion to the “Boyalife Ownership Percentage”, which is Boyalife’s and its affiliates’ combined percentage ownership of outstanding Common Stock, treating as outstanding any shares of Common Stock underlying convertible securities that are immediately exercisable by Boyalife and its affiliates’ (including under the Boyalife Note (as defined below)) without any further payment (the “Boyalife Ownership Percentage”). The Restated Nomination Agreement will terminate according to its terms when and if the Boyalife Ownership Percentage falls below 20%.

Although the Boyalife Ownership Percentage is 54% as of the record date for the Annual Meeting and therefore Boyalife has the right pursuant to the Restated Nomination Agreement to designate 3 directors, the Board’s Nomination and Governance Committee has recommended, and Boyalife has concurred, that each of the existing five (5) directors be nominated for reelection as directors at the Annual Meeting.

Nominees for Director

The below nominees for director have consented to being named as nominees in this proxy statement and have agreed to serve as directors, if elected. Each of the director nominees listed below are currently serving as directors.

Unless otherwise instructed, the proxy holders will vote the proxies received by them for the five (5) nominees named below. If any nominee of the Company is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee designated by the present Board to fill the vacancy. The Board has no reason to believe that any of the nominees will be unavailable for election. Each director who is elected shall hold office until the next annual meeting of stockholders, or until the earlier of their death, resignation or removal, or until such director’s successor is duly elected and qualified.

Age*
Xiaochun (Chris) Xu, Ph.D., MBA	49
Debra Donaghy	63
Russell Medford, MD, Ph.D.	65
Joseph (Jeff) Thomis, Ph.D.	74
Mark Westgate	50

*Age is as of April 6, 2020.

Biographies

Xiaochun (Chris) Xu, PhD, MBA	Director since March 2016

Dr. Xu joined our Board in March 2016. On November 13, 2017, the Board elected Dr. Xu as President and Chief Executive Officer (“CEO”) (transitioning from interim Chief Executive Officer as of November 2016; he joined the Board in March 2016 and currently serves as Chairman of the Board). Dr. Xu is also a member of the Board of Directors of our wholly-owned subsidiary, ThermoGenesis Corp. Dr. Xu has been the Founder, Chairman and CEO of Boyalife Group Ltd., China since July 2009. From 2008-2009, he was Vice President at Founder Group, a major Chinese technology conglomerate with interests in information technology, pharmaceuticals, real estate, finance, and commodities trading. From 2000-2008, Dr. Xu served in various management positions at Pfizer Inc., and two NASDAQ publicly traded bio-pharmaceutical companies. Dr. Xu received his B.SC. in Biochemistry from the University of Saskatchewan, his Ph.D. degree in Immunology from Washington University School of Medicine (St. Louis, Missouri, USA) and an Executive MBA degree from Emory University (Atlanta, Georgia, USA). We believe that Dr. Xu is well qualified to serve as a director, due to his extensive and varied experience and knowledge as an executive and investor in the biotechnology, medical device, and pharmaceuticals industry, and we believe that Dr. Xu will be a valuable asset to the Company and its Board.

Debra Donaghy, CPA, CMA, CTP	Director since December 2019

Ms. Donaghy joined our Board in December 2019. Ms. Donaghy has served in various positions at CTI Foods, LLC from May 2017 until February 2019, most recently as Vice President, Corporate Controller.  Before that, she served for over 15 years in roles of increasing responsibility for Diamond Foods, Inc., most recently as the Vice President Shared Services and earlier as Assistant Corporate Controller, Senior Director of Internal Audit and Senior Director of Finance and Treasury. Prior, Ms. Donaghy was Director of Treasury and Cash Management at E. & J. Gallo Winery having also served as Director of Financial Services and Manager of Financial Reporting.  Ms. Donaghy is a Certified Public Accountant. She earned a master’s degree in taxation from Gonzaga University, and her undergraduate degree in accounting and business management from Whitworth College. We believe Ms. Donaghy is well qualified to serve as a director due to her extensive experience with corporate finance and accounting, and we believe that Ms. Donaghy will be a valuable asset to the Company and its Board. Ms. Donaghy is one of our independent directors pursuant to applicable NASDAQ rules and is qualified as an Audit Committee Financial Expert as defined in Regulation S-K Item 407(d)(5)(ii).

Russell Medford, MD, PhD	Director since February 2017

Dr. Medford joined our Board in February 2017. Dr. Medford is Chairman and Chief Executive Officer of Covanos, Inc., a medical device company since 2017 and a Managing Partner of the Salutramed Group, LLC, a life sciences management consultancy, since 2012. Dr. Medford has also served as the CEO of healthEgames, Inc., a digital healthcare company and as the Chairman of ViaMune, Inc., an immuno-oncology therapeutics company, in each case since 2014. From 1993 to 2009, Dr. Medford served as co-founder, President, CEO and Director of AtheroGenics, Inc (“AGIX”). Dr. Medford was a founding member of the Board of Directors of Inhibitex, Inc. (“INHX”) until it was acquired by Bristol-Myers-Squibb in 2012. Dr. Medford is a board-certified physician, and currently holds numerous trustee or board positions including with the Georgia Global Health Alliance, Inc. and Georgia BIO. Dr. Medford has served on the faculties of both the Harvard Medical School and Emory University School of Medicine and obtained his MD and PhD from the Albert Einstein College of Medicine. We believe that Dr. Medford is well qualified to serve as a director due to his experience as a founder and executive of several pharmaceutical development companies, and we believe that Dr. Medford will be a valuable asset to the Company and its Board in connection with the Company’s clinical development activities. Dr. Medford is one of our independent directors pursuant to applicable NASDAQ rules and is qualified as an Audit Committee Financial Expert as defined in Regulation S-K Item 407(d)(5)(ii).

Joseph (Jeff) Thomis, PhD	Director since January 2017

Dr. Thomis joined our Board in January 2017. Since 2012 Dr. Thomis has been the CEO at Thomis Consulting BVBA and a partner in OxOnc Development LP, an oncology product development company. From 1997-2012 he was employed at Quintiles Transnational where he held numerous positions including Chairman of the American Management Board, President of Global Clinical Development Services and President of European Clinical Development Services. Dr. Thomis has served as a non-executive director at NovaQuest LLC, a private equity company, since 2014, and is a member of the Audit Committee and Chairman of the Board of Quotient Clinical, a translational pharmaceutics company, since 2016. From 2013-2015, he served as Chairman of the Board of Idis Pharma, a global company providing unlicensed medicines to patients with unmet medical needs. From 2012 to 2013 Dr. Thomis was a non-executive director of PDP Courier Services, Ltd and from 2010-2012 he was Chairman of the American Management Board of Quintiles. Dr. Thomis received his Ph.D. in Pharmaceutical Sciences from the University of Leuven in Belgium. We believe that Dr. Thomis is well qualified to serve as a director due to his extensive experience with clinical trials and contract research organizations, and we believe that Dr. Thomis will be a valuable asset to the Company and its Board by providing valuable insight and knowledge with respect to the Company’s clinical development activities. Dr. Thomis is one of our independent directors pursuant to applicable NASDAQ rules.

Mark Westgate, CPA	Director since May 2017

Mr. Westgate joined our Board in May 2017. Mr. Westgate is currently the Vice President of Finance & Accounting for Boston Biomedical, Inc., a wholly owned subsidiary of Sumitomo Dainippon Pharma. From 2011 to October 2018 he was the Chief Financial Officer of Hitachi Chemical Advanced Therapeutics Solutions, LLC (formerly PCT Cell Therapy Services, LLC). From 2002 to 2011, he was Chief Financial Officer, Treasurer and Assistant Secretary for Apricus Biosciences, Inc. (formerly NexMed, Inc.), a drug development company (NASDAQ: APRI). From 1998-2002, Mr. Westgate was group Controller and Treasurer of Lavipharm Corp., an international pharmaceutical research and development company. He received his Bachelor of Business Administration in Public Accounting from Pace University. Mr. Westgate is a Certified Public Accountant in the state of New York. We believe that Mr. Westgate is well qualified to serve as a director due to his experience as a principal financial officer in both publicly-traded and privately-held life sciences companies, and we believe that Mr. Westgate will be a valuable asset to the Company and its Board by providing substantial insight to the Board, particularly in connection with finance and accounting matters. Mr. Westgate is one of our independent directors pursuant to applicable NASDAQ rules and is qualified as an Audit Committee Financial Expert as defined in Regulation S-K Item 407(d)(5)(ii).

Vote Required

A plurality of the voting power of the shares of Common Stock present in person or represented by proxy at the Annual Meeting is required for the election of directors. Thus, the nominees for director receiving the highest number of affirmative votes will be elected as directors to serve until the next annual meeting of stockholders.

THE BOARD UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” EACH OF THE NOMINEES LISTED ABOVE.

CORPORATE GOVERNANCE AND BOARD OF DIRECTORS MATTERS

General

Our Board believes that good corporate governance is important to ensure that ThermoGenesis is managed for the long-term benefit of our stockholders. This section describes key corporate governance guidelines and practices that we have adopted. Complete copies of our corporate governance guidelines, committee charters and code of ethical conduct described below are available under the “Investors” section of our website at www.thermogenesis.com.

Board Operating and Governance Guidelines

Our Board has adopted a number of operating and governance guidelines, including the following:

-	Formalization of the ability of each committee to retain independent advisors;

-	Directors have open access to the Company’s management; and

-	Independent directors may meet in executive session prior to or after each regularly scheduled Board meeting without management present.

Our Board has concluded that Dr. Russell Medford, Dr. Joseph Thomis, Mr. Mark Westgate and Ms. Debra Donaghy are “independent” as defined by NASDAQ and under Rule 10A-3(b)(1) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), as that term relates to membership on our Board, and the Board is comprised of a majority of independent directors.

Board Leadership Structure

Dr. Chris Xu serves as both our Chairman of the Board and CEO. The Board and its independent directors believe the most effective Board leadership structure at the present time is for the CEO to serve as Chairman of the Board because the CEO is ultimately responsible for executing our strategy and because our performance is an integral part of the deliberations undertaken by the Board. The Company does not currently designate a “lead independent director” but reserves the authority to do so at any time. The Board reserves the authority to modify this structure to best address and advance the interests of all stockholders, as and when appropriate.

Risk Oversight

The Board has an active role, as a whole and also at the committee level, in overseeing risk management. The Board regularly reviews information regarding the Company’s liquidity and operations, as well as the risks associated with each. The Company’s Compensation Committee is responsible for overseeing the management of risks relating to the Company’s executive compensation plans and arrangements. The Audit Committee oversees management of risks relating to financial reporting, internal controls and compliance with legal and regulatory requirements. The Governance and Nominating Committee oversees the management of risks associated with corporate governance, the independence of the Board and potential conflicts of interest. The Board is also responsible for evaluating and managing cybersecurity risks While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire Board is regularly informed through committee reports about such risks.

Governance and Nominating Committee

The Governance and Nominating Committee was formed to address general governance and policy oversight and succession planning, to identify qualified individuals to become prospective directors and make recommendations regarding nominations for the Board, to advise the Board with respect to appropriate composition of Board committees, to advise the Board about and develop and recommend to the Board appropriate corporate governance documents, to assist the Board in implementing guidelines, to oversee the annual evaluation of the Board and the Company’s CEO and to perform such other functions as the Board may assign to the committee from time to time. The Governance and Nominating Committee has a Charter which is available on the Company’s website at www.thermogenesis.com. The Governance and Nominating Committee currently consists of three directors: Dr. Russell Medford (Governance and Nominating Committee Chairman), Dr. Thomis and Mr. Westgate, each of whom has been determined to be independent under applicable NASDAQ rules by the Board.

Audit Committee

The Audit Committee of the Board makes recommendations regarding the appointment, compensation, retention and oversight of the independent registered public accounting firm, reviews the scope of the annual audit undertaken by our independent registered public accounting firm and the progress and results of their work, reviews our financial statements, and oversees the internal controls over financial reporting and corporate programs to ensure compliance with applicable laws. The Audit Committee reviews the services performed by the independent registered public accounting firm and determines whether they are compatible with maintaining the registered public accounting firm’s independence. The Audit Committee has a Charter, which is reviewed annually and as may be updated as required due to changes in industry accounting practices or the promulgation of new rules or guidance documents. The Audit Committee Charter is available on the Company’s website at www.thermogenesis.com. The Audit Committee currently consists of the following four directors: Mr. Westgate (Audit Committee Chairman), Ms. Debra Donaghy and Drs. Medford and Thomis, each of whom has been determined to be independent under applicable NASDAQ and SEC rules by the Board.  The Board has further determined that Mr. Westgate, Ms. Donaghy and Dr. Thomis are qualified as Audit Committee Financial Experts as defined in Regulation S-K Item 407(d)(5)(ii) and applicable NASDAQ rules.

Compensation Committee

The Compensation Committee of the Board reviews and approves executive compensation policies and practices, reviews salaries and bonuses for our CEO, administers the Company’s stock option plans and other benefit plans, and considers other matters as may, from time to time, be referred to them by the Board. The Board, along with the Compensation Committee, believes that the compensation of employees should be fair to both employees and stockholders, externally competitive, and designed to align the interests of employees with those of the stockholders. The Compensation Committee has the authority to form, and to delegate its authority to, one or more subcommittees, as it deems appropriate. The Compensation Committee may consult with the CEO and other executive officers of the Company in determining applicable policies, but the CEO may not be present during any voting or deliberations on his or her compensation. The Compensation has the authority to retain and terminate any independent compensation consultants or other advisors, in accordance with applicable NASDAQ rules, to assist it in any aspect of the evaluation of a director, CEO or senior compensation or on any other subject relevant to the Committee’s responsibilities, including the authority to approve such consultant’s or advisor’s fees and other retention terms. The Compensation Committee elected not to engage an independent compensation consultant in undertaking its duties for fiscal year 2019. The Compensation Committee has a charter which is available on the Company’s website at www.thermogenesis.com.  The Compensation Committee consists of three directors: Dr. Thomis (Compensation Committee Chairman), Dr. Medford and Mr. Westgate, each of whom has been determined to be independent under applicable NASDAQ rules by the Board.

Board and Committee Meetings and Attendance

During the calendar year ended December 31, 2019, the Board met two (2) times, the Audit Committee met four (4) times, the Compensation Committee met five (5) times, and the Governance and Nominating Committee met two (2) times. During the calendar year ended December 31, 2019, each director attended at least 75% of the aggregate of the total number of meetings of the Board held while serving as a director and the aggregate of the total number of meetings of each Board committee of which that director is a member held while serving as a member of such committee. We generally expect our directors to attend our annual meetings. All of the directors elected to our Board at our most recent annual stockholders’ meeting, held May 30, 2019, were in attendance at that meeting.

Director Nominating Procedures

Subject to the Restated Nomination Agreement (as described above), the Governance and Nominating Committee assists our Board in identifying director nominees consistent with criteria established by our Board. Although the Governance and Nominating Committee does not currently have a specific policy with regard to consideration of director candidates recommended by stockholders, the Board and the Governance and Nominating Committee believe that the Governance and Nominating Committee would provide such recommendations the same consideration as other candidates. Any recommendation submitted by a stockholder to the Governance and Nominating Committee should include information relating to each of the qualifications outlined below concerning the potential candidate along with the other information required by the rules of the SEC and our Bylaws for stockholder nominations.

Generally, nominees for director are identified and suggested to the Governance and Nominating Committee by the Company’s current directors or management using their business networks and evaluation criteria they deem important, which may or may not include diversity. While the Company does not have a specific policy regarding diversity and has not established minimum experience or diversity qualifications for director candidates, when considering the nomination of directors, the Governance and Nominating Committee does generally consider the diversity of its directors and nominees in terms of knowledge, experience, background, skills, expertise and other demographic factors. The Company does not impose formal term limits on its directors.

Delinquent Section 16(a) Reports

Section 16(a) of the Securities Exchange Act requires our executive officers and directors, and persons who own more than 10% of our Common Stock, to file reports regarding ownership of, and transactions in, our securities with the SEC and to provide us with copies of those filings.  Based solely on our review of the copies of such forms received by us we believe that during the twelve months ended December 31, 2019, all filing requirements applicable to our officers, directors and greater that 10% beneficial owners were timely complied with, except for an inadvertent late Form 4 filing made by Dr. Xu on January 3, 2020, which pertained to a reportable transaction that occurred on December 20, 2019.

Code of Ethics

We have adopted a code of ethics that applies to all employees, including our CEO and CFO, Controller or any person performing similar functions. A copy of our code of ethical conduct can be found on our website at www.thermogenesis.com. The Company will report any amendment or waiver to the code of ethics on our website within four (4) business days.

COMPENSATION OF DIRECTORS

Director Compensation Table

The following table sets forth the compensation received by each of the Company’s non-employee directors for the year ended December 31, 2019.

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)		Total ($)
Russell Medford, Ph.D.	34,500	15,000	(1)	49,500
Jeff Thomis, Ph.D.	36,000	15,000	(1)	51,000
Mark Westgate, CPA	38,500	15,000	(1)	53,500
Debra Donaghy, CPA	--	5,500	(2)	5,500

_________________________________

(1) $15,000 reflects the grant date fair value of the stock option grant of 3,400 shares granted on September 16, 2019.

(2) $5,500 reflects the grant date fair value of the stock option grant of 1,250 shares granted to Ms. Donaghy upon joining the Board.

The following table sets forth the aggregate number of option awards held by each non-employee director as of December 31, 2019:

Name	Aggregate Number of Option Awards
Russell Medford, Ph.D.	6,750
Jeff Thomis, Ph.D.	6,750
Mark Westgate, CPA	6,750
Debra Donaghy, CPA	1,250

Each non-employee director receives an annual fee of $15,000. The chairperson of each standing committee receives an additional annual fee of $15,000 for the Audit Committee, $10,000 for the Compensation Committee and $7,000 for the Governance Committee. Each non-chair committee member receives an annual fee of $7,500 for the Audit Committee, $5,000 for the Compensation Committee, and $3,500 for the Governance Committee.

All fees are paid quarterly. In addition, we reimburse our directors for their reasonable expenses incurred in attending meetings of the Board and its committees.

EXECUTIVE OFFICERS

Set forth below is information about the current executive officers of the Company as of April 6, 2020:

Name	Position	Age
Dr. Xiaochun (Chris) Xu, Ph.D., MBA	CEO and Chairman of the Board	49
Mr. Jeff Cauble, CPA	Chief Financial Officer	47

Our executive officers serve at the pleasure of our Board. To our management’s knowledge, there are neither any family relationships between any of our executive officers nor have any of our executive officers been involved in a legal proceeding that would be required to be disclosed pursuant to Item 401(f) of Regulation S-K of the Exchange Act.

Biographies

The biographies for Dr. Xu can be found under Proposal 1 – Election of Directors.

Mr. Jeff Cauble joined the Company in 2010 and was appointed Chief Financial Officer in December 2019. During his time with the Company, Mr. Cauble has served in various accounting roles, including Vice President of Finance, Controller and Director of Financial Planning & Analysis.  He brings over 20 years of accounting experience in various financial and managerial roles in the biotechnology, medical device and agricultural industries. Mr. Cauble is a Certified Public Accountant and graduate of the University of Idaho, where he obtained a bachelor’s degree with a dual major in accounting and finance.

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
OF THERMOGENESIS HOLDINGS, INC.

The Company has only one class of stock outstanding, our Common Stock. The following table sets forth certain information as of April 6, 2020 with respect to the beneficial ownership of the Company’s Common Stock for (i) each director and director nominee, (ii) each named executive officer herein, (iii) all of Company’s directors and executive officers as a group, and (iv) each person known to us to own beneficially five percent (5%) or more of the outstanding shares of Company’s Common Stock. As of April 6, 2020, there were 5,768,885 shares of Common Stock outstanding. Each share of the Company’s Common Stock is entitled to one vote.

To the Company’s knowledge, except as indicated in the footnotes to this table or pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to the shares of Common Stock indicated.

Name of Director, Director Nominee or Named Executive Officer	Amount and Nature of Beneficial Ownership(1)		Percent of Class
Xiaochun (Chris) Xu, Ph.D., MBA	6,873,215	(2)	54%

Russell Medford, Ph.D.	6,750	(3)	*	%

Jeff Thomis, Ph.D.	6,750	(4)	*	%

Mark Westgate, CPA	6,750	(5)	*	%

James Xu	3,475	(6)	*	%

Jeff Cauble, CPA	9,350	(7)	*	%

Debra Donaghy, CPA, CMA, CTP	521	(8)	*	%

Officers & Directors as a Group (7 persons)	6,906,811		54%

Name and Address of 5% Beneficial Owners
Boyalife Asset Holding II, Inc.	6,823,965	(9)	54%

*     Less than 1%.

(1)

“Beneficial Ownership” is defined pursuant to Rule 13d-3 of the Exchange Act, and generally means any person who directly or indirectly has or shares voting or investment power with respect to a security. A person shall be deemed to be the beneficial owner of a security if that person has the right to acquire beneficial ownership of the security within 60 days, including, but not limited to, any right to acquire the security through the exercise of any option or warrant or through the conversion of a security. Any securities not outstanding that are subject to options or warrants shall be deemed to be outstanding for the purpose of computing the percentage of outstanding securities of the class owned by that person, but shall not be deemed to be outstanding for the purpose of computing the percentage of the class owned by any other person. Some of the information with respect to beneficial ownership has been furnished to us by each director or officer, as the case may be.

(2)

Dr. Xu’s beneficial ownership represents (i) 49,250 shares issuable upon the exercise of options, (ii) 4,473,471shares issuable upon the conversion of the Second Amended and Restated Convertible Promissory Note payable by the Company to Boyalife Asset Holding II, Inc.; and (iii) 2,350,494 shares owned by Boyalife Asset II, Inc. Dr. Xu has sole voting and dispositive power over the shares held by Boyalife Asset Holding II, Inc.

(3)	Represents shares issuable upon the exercise of options.
(4)	Represents shares issuable upon the exercise of options.
(5)	Represents shares issuable upon the exercise of options.
(6)	Represents shares issuable upon the exercise of options.
(7)	Includes 825 common shares and 8,525 shares issuable upon the exercise of options.
(8)	Represents shares issuable upon the exercise of options.
(9)

Consists of 2,350,494 Common shares owned and 4,473,471 Common shares issuable upon the conversion of the Second Amended and Restated Convertible Promissory Note payable by the Company to Boyalife Asset Holding II, Inc. Dr. Xu has sole voting and dispositive power over the shares held by Boyalife Asset Holding II, Inc. The principal business address of Boyalife Asset Holding II, Inc. is 2453 S. Archer Ave., Suite B, Chicago, IL 60616.

Employment Agreements

Dr. Xiaochun (Chris) Xu. Dr. Xu has an employment agreement with the Company (the “Employment Agreement”) that provides that Dr. Xu is entitled to a base salary of $474,000 per annum and that Dr. Xu will devote at least of a majority of his full working time and efforts to the affairs of the Company. Dr. Xu is eligible to receive a performance bonus equal to a percentage of his base salary based on performance against annual objectives at the discretion of the Board (an “STI award”). The target percentage is 60%, but the actual percentage as determined by the Board may range from 0% to higher than 100% of his base salary. Either of Dr. Xu or the Company may terminate the employment agreement at any time and for any reason. In the event that Dr. Xu’s employment is terminated by the Company without “Cause” or he resigns for “Good Reason” (each as defined in the Employment Agreement), he will be entitled to receive a sum equal to eighteen months of base salary in effect as of the termination date, a lump sum cash payment equal to one and a half times the most recently established and earned annual STI Award, all options granted to Dr. Xu to acquire Company Common Stock shall become vested as of the termination date, and the Company shall pay up to eighteen months of COBRA premiums. If Dr. Xu’s employment is terminated by the Company without Cause or he resigns for Good Reason, in each case, within three months prior to or eighteen months following certain changes in control of the Company, he will be entitled to receive a lump sum cash payment equal to thirty-six months of the base salary in effect as of the termination date, a lump sum cash payment equal to three times the most recently established and earned annual STI Award, all options granted to Dr. Xu to acquire Company Common Stock shall become vested as of the termination date, and the Company shall pay up to twenty four months of COBRA premiums.

Mr. Jeff Cauble. The Company does not have an employment agreement with Mr. Cauble.

COMPENSATION OF NAMED EXECUTIVE OFFICERS

Summary Compensation Table

The following table sets forth certain information regarding the compensation paid to our named executive officers (“NEOs”) for the fiscal years ended December 31, 2019 and 2018:

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)(1)	All Other Comp ($)		Total ($)
Chris Xu, Ph.D.	2019	472,000	--	--	--	--		472,000
Chief Executive Officer	2018	460,000	--	--	193,000	--		653,000

Jeff Cauble, CPA	2019	179,000	43,000	--	--	--		222,000
Chief Financial Officer	2018	160,000	--	1,000	48,000	--		209,000

James Xu	2019	99,000	--	--	--	--		99,000
Former General Counsel, Sr. VP of Legal Affairs and Cybersecurity (until 12/31/19)	2018	53,000	--	--	70,000	7,000	(2)	130,000

(1)

The amounts reported are the aggregate grant date fair value of the awards computed in accordance with ASC 718. See Note 10 to the Company’s Consolidated Financial Statements included in its Annual Report on Form 10-K for the year ended December 31, 2019 for a discussion of assumptions made in the valuation of share-based compensation.

(2)	Includes board fees of $7,000 in 2018.

Outstanding Equity Awards at Fiscal Year-End

The following table provides information about outstanding option held by the NEOs as of December 31, 2019. The grant date fair value of the awards granted during the year ended December 31, 2019, and the year ended December 31, 2018 is disclosed in the Summary Compensation Table.

Option Awards
	No. of Securities Underlying Unexercised Options (#) Exercisable	No. of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date
Chris Xu, Ph.D.	125		42.00	3/9/23
	12,000	18,000(1)	30.00	12/29/27
	5,000		29.10	12/14/23
	125		28.60	7/1/23
	32,000	48,000(2)	2.98	12/14/28
	12,000	18,000(3)	1.50	12/29/27
Jeff Cauble, CPA	125		126.00	9/10/22
	400		28.60	7/7/23
	8,000	12,000(2)	2.98	12/14/28
James Xu	1,350		31.90	5/10/27
	2,000		30.00	3/9/28
	125		28.40	11/3/23
	678		4.37	3/30/20
	3,200		2.98	3/30/20

__________________

(1)	Vests in equal installments on December 31, 2020, 2021 and 2022.
(2)	Vests in equal installments on December 14, 2020, 2021 and 2022.
(3)	Represents ThermoGenesis Corp. options. Vests in equal installments on December 29, 2020, 2021 and 2022.

Potential Payments upon Termination or Change in Control

Dr. Xu has certain change of control rights under the Employment Agreement, as described above. The Compensation Committee considers these rights, on a case by case basis, to provide NEOs with the ability to make appropriate, informed decisions on strategy and direction of the Company that may adversely impact their particular positions, but nevertheless are appropriate for the Company and its stockholders. Our Compensation Committee believes that the Company should provide reasonable severance benefits to certain of its executive officers, recognizing that it may be difficult for such officers to find comparable employment within a short period of time and that severance arrangements may be necessary to attract highly qualified officers in a competitive hiring environment.

The following table describes the potential payments upon a hypothetical termination without cause, resignation for good reason or due to a change in control of the Company on December 31, 2019 for the NEOs. The actual amounts that may be paid upon an executive’s termination of employment can only be determined at the actual time of such termination.

Name	Salary ($)	Incentive Compensation ($)	Health Benefits ($)	Total ($)
Chris Xu, Ph.D.
Termination without cause or resignation for good reason	711,000(1)	414,000(1)	32,000	1,157,000
Termination following a change of control	1,422,000(1)	853,000(1)	42,000	2,317,000
Jeff Cauble, CPA
Termination without cause or resignation for good reason	--	--	--	--
Termination following a change of control	--	--	--	--

__________

(1)	Payable in a lump-sum payment.

PROPOSAL 2:

APPROVAL OF THE POTENTIAL ISSUANCE OF IN EXCESS OF 19.99% OF OUR OUTSTANDING COMMON STOCK UPON THE CONVERSION OF AN OUTSTANDING CONVERTIBLE NOTE

Background and Description of Convertible Promissory Note

You are being asked to consider and vote upon a proposal (the “Share Issuance Proposal”) that provides for the potential issuance of a number of shares of our Common Stock in excess of 19.99% of our outstanding shares of Common Stock upon the conversion of a convertible promissory note that we issued in a private placement in July 2019.

On July 23, 2019, we entered into and closed a private placement under a Securities Purchase Agreement (the “Purchase Agreement”) with Orbrex (USA) Co. Limited (the “Investor”) pursuant to which we issued and sold to the Investor an unsecured convertible promissory note in the original principal amount of $1,000,000 (the “Convertible Note”).  The Convertible Note is convertible after six months from the issuance date into shares of our Common Stock at a conversion price equal to the lower of (a) $1.80 per share and (b) 90% of the closing sale price of our Common Stock on the date of conversion (subject to a floor conversion price of $0.10) (the “Conversion Price”).   However, the Convertible Note is not convertible unless and until the issuance of the shares of Common Stock pursuant to the conversion of the Convertible Note is approved at that Annual Meeting (the “Stockholder Approval Requirement”).

The Convertible Note bears interest at the rate of twenty-four percent (24%) per annum and is payable quarterly in arrears. Unless sooner converted, all principal under the Convertible Note, together with all accrued and unpaid interest thereupon, will be due and payable eighteen (18) months from the date of the issuance of the Convertible Note (the “Maturity Date”). However, if our stockholders do not approve the issuance of common stock upon the conversion of the Convertible Note at the Annual Meeting, the Maturity Date will accelerate to the date that is fourteen (14) days after the Annual Meeting. The Convertible Note may be prepaid by the Company without penalty at any time after it becomes convertible, at which time the Investor will have the right to convert the Convertible Note before prepayment thereof.

On the date that is six (6) months after the issuance of the Convertible Note but subject to the Stockholder Approval Requirement, and for so long thereafter as any principal and accrued but unpaid interest under the Convertible Note remains outstanding, the Investor may convert the Convertible Note, in whole or in part, into a number of shares of Common Stock equal to (i) the principal amount being converted, together with any accrued or unpaid interest thereon, divided by (ii) the Conversion Price in effect at the time of conversion. The Investor does not have the right to exercise any portion of the Convertible Note if the Investor, together with its affiliates, would beneficially own in excess of 4.99% of the number of shares of our Common Stock outstanding immediately after giving effect to such exercise.

The Convertible Note contains customary events of default, including the suspension or failure of our Common Stock to be traded on a trading platform, our failure to pay interest or principal when due, or if we seek file for bankruptcy or take some other similar action for the benefit of creditors. In the event of any default under the Convertible Note, the Investor may accelerate all outstanding interest and principal due under the Convertible Note. From and after an event of default, the interest rate under the Convertible Note will increase to twenty-eight percent (28%) per annum.

As of March 31, 2020, the outstanding balance of the Convertible Note was $1.0 million in principal and $60,000 accrued but unpaid interest.

We previously entered into a private placement of a convertible note on January 29, 2019 with the Investor, at which time we sold to the Investor a convertible note in the principal amount of $800,000 that had terms substantially similar to the Convertible Note (including the same conversion price). The issuance of shares of Common Stock upon the conversion of the January 2019 Note was approved by our stockholders at our 2019 Annual meeting of stockholders held on May 30, 2019.  As of March 31, 2020, the outstanding principal and interest under the January 2019 convertible note held by the Investor was $209,000 in the aggregate.

The Investor is a company owned by Yuan Lan Fang.  On April 19, 2019, we entered into a separate private placement with Ms. Yuan pursuant to which we issued and sold to her 444,445 pre-funded warrants for a purchase price of $1.70 per pre-funded warrant. Each such pre-funded warrant was immediately exercisable for one share of Common Stock at an exercise price of $0.10 per share and remains exercisable until exercised in full. Ms. Yuan does not have the right to exercise any portion of the pre-funded warrants if Ms. Yuan, together with her affiliates (including the Investor), would beneficially own in excess of 4.99% of the number of shares of our Common Stock outstanding immediately after giving effect to such exercise. As of the date of this proxy statement, Ms. Yuan continues to hold 224,445 of these pre-funded warrants. In August 2018, we also offered and sold to Ms. Yuan an aggregate of 100,000 shares of our Common Stock for a purchase price of $1.80 per share and 296,500 pre-funded warrants for a purchase price of $1.70 per pre-funded warrant with an exercise price of $0.10. All 296,500 pre-funded warrants were exercised as of March 31, 2020.

Why We Need Stockholder Approval

Because our Common Stock is traded on The Nasdaq Capital Market, we are subject to the Nasdaq Listing Rules, including Nasdaq Listing Rule 5635(d)(2).  Pursuant to Nasdaq Listing Rule 5635(d)(2), stockholder approval is required prior to the issuance of securities in connection with a transaction (or a series of related transactions) other than a public offering involving the sale, issuance or potential issuance of Common Stock (or securities convertible into or exercisable for Common Stock) equal to 20% or more of the Common Stock or 20% or more of the voting power outstanding before the issuance at a price that is less than the lower of (i) the closing price of our Common Stock immediately preceding the execution of the Convertible Note and (ii) the average closing price of our Common Stock for the five trading days immediately preceding the execution of the Convertible Note (the “Minimum Price”).  On July 22, 2019, the closing price of our Common Stock was $3.20 and the average closing price of our Common Stock for the five trading days immediately preceding July 22, 2019 was $3.42.  As the Conversion Price is below the Minimum Price, we are seeking stockholder approval pursuant to Nasdaq Listing Rule 5635(d)(2). The Stockholder Approval Requirement was incorporated into the Convertible Note in order to comply with Nasdaq Listing Rule 5635(d)(2).  Our Board has determined that it would be advisable and in the best interest of the Company and our stockholders to enable the Investor to be repaid under the Convertible Note through exercise of the Investor’s conversion rights thereunder rather than in cash.

Potential Effects of Approval of this Proposal

If the Share Issuance Proposal is approved, the issuance of shares of our Common Stock upon conversion would dilute, and thereby reduce, each existing stockholder’s proportionate ownership in our Common Stock.  For example, if the entire principal balance and accrued but unpaid interest under the Convertible Note as of March 31, 2020 in the amount of $1,060,000 were converted at a Conversion Price of $1.80 per share, then the conversion would result in the issuance of 588,889 shares of our Common Stock, which would increase our Common Stock outstanding as of March 31, 2020, from 5,768,885 shares to 6,357,774 shares (an increase of 10%).  Either a decrease in the Conversion Price below $1.80 or an increase in the unpaid interest under the Convertible Note would increase the number of shares of Common Stock issued in a conversion under the Convertible Note.

The stockholders do not have preemptive rights to subscribe to additional shares that may be issued by the Company in order to maintain their proportionate ownership of the Common Stock. Such issuances could also dilute the voting power of a person seeking control of the Company, thereby deterring or rendering more difficult a merger, tender offer, proxy contest or an extraordinary corporate transaction opposed by the Company.

Potential Effects of Non-Approval of this Proposal

If the Share Issuance Proposal is not approved by the stockholders, the Convertible Note would not be convertible and would become due and payable fourteen days after the Annual Meeting.  In such event, the Company may not have the resources to satisfy the Convertible Note at maturity, or the Company’s satisfaction of the Convertible Note may materially impair the Company’s working capital.  The inability to discharge such indebtedness may also materially adversely affect the Company’s ability to raise capital from third parties on attractive terms, if at all.

Vote Required

This Proposal to approve the potential issuance of in excess of 19.99% of our outstanding Common Stock upon the conversion of the Convertible Note and the exercise of pre-funded warrants will be approved if the vote of the majority of the votes present, in person or by proxy, and entitled to vote at the Annual Meeting vote in favor of the proposal. . As a result, abstentions will have the same effect as a vote “Against” this Proposal and broker non-votes will have no effect on this Proposal.

Board Recommendation

Our Board believes the approval of the Share Issuance Proposal by our stockholders is in the best interests of the Company and our stockholders.

THE BOARD UNANIMOUSLY
RECOMMENDS A VOTE “FOR” PROPOSAL 2.

PROPOSAL 3:

APPROVAL OF ADOPTION OF AN AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION

Proposal

On April 6, 2020, the Board unanimously executed a written consent approving the adoption of a new Amended and Restated Certificate of Incorporation (the “New Certificate”), subject to stockholder approval, that would amend and restate the Company’s current Sixth Amended and Restated Certificate of Incorporation, as amended (the “Current Certificate”) by:

●	authorizing 100,000,000 shares of a new class of nonvoting common stock, par value $0.001 per share, to be designated as “Class B Common Stock”;

●

fixing and establishing the relative rights, powers and limitations of the Company’s proposed Class B Common Stock, including in comparison to the rights, powers and limitations of the Company’s Common Stock, and

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restating and integrating the provisions of the Current Certificate (including the multiple amendments included therein) into a single document and deleting sections of the Current Certificate that are no longer applicable.

The Board urges stockholders to carefully read the description of the New Certificate and its related effects, which are set forth in this proxy statement. The summary of the New Certificate contained herein should be read in conjunction with, and is qualified in its entirety by reference to, the complete text of the New Certificate attached hereto as Appendix A.

Background and Overview

Dr. Xiaochun (Chris) Xu is our Chief Executive Officer, and Chairman of the Board, and he is also the ultimate beneficial owner of our largest stockholder, Boyalife Asset Holding II, Inc. (“Boyalife AH”). Boyalife AH is an Illinois corporation that is owned directly by Boyalife Group, Inc., an Illinois corporation that is directly owned and controlled 100% by Dr. Xu. Boyalife AH and Boyalife Group, Inc. are a part of a group of affiliated companies (collectively, “Boyalife”) that are owned and controlled by Dr. Xu and that own and hold interests in companies in the U.S., China, and other countries relating to cell processing, biopharmaceutical development, and genomics entitled “CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS” of this proxy statement as further described under the section. In connection with the Purchase Agreement and subsequent thereto, the Company and Boyalife have entered into various other agreements and transactions, Boyalife has been a significant investor in our Company since February 2016. In February 2016, Boyalife entered into an investment transaction with the Company by entering into a Purchase Agreement, dated February 2, 2016, under which the Company sold to Boyalife a combination of shares of Common Stock, senior secured convertible debentures, and a five-year warrant to purchase additional shares of Common Stock (the “Boyalife Financing”). At all times subsequent to the Boyalife Financing, Dr. Xu and Boyalife have held a significant portion of the voting power of the Company’s outstanding equity securities and have been in a position to influence (subject to our organizational documents, Delaware law, and the rules of the Nasdaq Stock Market) the composition of the Board and the outcome of corporate actions requiring stockholder approval. See the section of this proxy statement entitled “STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT OF THERMOGENESIS HOLDINGS, INC.”

During March and April of 2020, Dr. Xu and the members of the Board periodically discussed the potential benefits of creating a new class of nonvoting stock of the Company to use for potential acquisitions or other transactions. On April 3, 2020, at a special telephonic meeting of the Board, Dr. Xu formally communicated to the Board a proposal to create a new class of nonvoting common shares in order to, among other things, provide the Company with a mechanism to issue common equity securities in the future for acquisitions, financing transactions, and equity awards without diluting the voting power of the existing holders of the Company’s Common Stock, including Boyalife. Dr. Xu explained that, in his view, the creation of a class of nonvoting stock would facilitate potential growth of the Company by enabling the Company to pursue strategic and opportunistic acquisitions and financings while maintaining the Company’s stability and enabling the Company to focus on achieving its long-term objectives. Mr. Xu stated that, although the creation of a class of nonvoting stock may be beneficial to Boyalife and himself in view of Boyalife’s large current ownership interest in the Company, the main purpose of the nonvoting stock would be to provide increased flexibility to the Company and its management team to pursue long-term stable growth and potential acquisitions with the objective of enhancing value for all of the Company's stockholders. In particular, Dr. Xu expressed his belief that there are potential acquisition opportunities that management would like to explore, particularly in the areas of biobanking and other cell processing and storage businesses, that may be beneficial and synergistic to the Company’s core business, but the Company does not have the cash and capital resources to fund such acquisitions for cash.

At the April 3, 2020 Board meeting, Dr. Xu specifically proposed that the Company authorize up to 100,000,000 shares of a new class of nonvoting common stock to be designated as “Class B Common Stock”. In addition, Dr. Xu proposed that the Current Certificate, which is comprised of a Sixth Amended and Restated Certificate of Incorporation and multiple amendments, be consolidated into a single New Certificate that would contain the above-referenced proposed amendment and that would delete provisions that are no longer applicable. The Board was presented with a draft of the New Certificate and was advised that although the restatement of the Current Certificate in order to consolidate provisions and delete inapplicable provisions does not require stockholder approval by itself, the addition of the Class B Common Stock necessitates stockholder approval under the Delaware General Corporation Law.

Following Dr. Xu’s proposal, the Board was advised by the Company’s outside counsel that the independent and disinterested directors of the Company (being all directors of the Company other than Dr. Xu) should meet in executive session without Dr. Xu present to consider and discuss Dr. Xu’s proposal to approve the New Certificate. Accordingly, following the Board meeting, the independent directors held a separate conference call with Company counsel to consider and discuss the proposal to approve the New Certificate. At this meeting, it was noted that the concept of creating a class of nonvoting common stock had been discussed on prior occasions and that the independent directors had been generally receptive to the idea. They further acknowledged that Boyalife’s investment, loan, and other transactions have been beneficial to the Company’s other stockholders and have been critical to the continued viability and potential growth of the Company. At the end of the meeting, the independent directors unanimously voted to recommend that the Board approve the adoption of the New Certificate, including the authorization of the Class B Common Stock. On April 6, 2020, the members of the Board unanimously executed a written consent approving the adoption of the New Certificate, subject to stockholder approval.

Description of New Certificate

The New Certificate, if approved, will amend the Current Certificate by creating and authorizing a new class of 100,000,000 shares of common stock to be designated as “Class B Common Stock” with a par value of $0.001 per share. If the New Certificate is approved, the Class B Common Stock will be equal in all respects on a per share basis to the Common Stock, except as to voting rights and stock splits or stock dividends. In the case of voting rights, the Common Stock is entitled to one vote per share, while the Class B Common Stock would have no voting rights on any matters submitted to a vote of stockholders unless required by law. In the case of stock splits or stock dividends, holders of Common Stock and Class B Common Stock will receive Common Stock and Class B Common Stock, in each case in the same ratio; provided that the Board may elect to distribute Class B Common Stock to all stockholders. A summary of the rights of our Common Stock applicable to Class B Common Stock, if approved by stockholders, is set forth under “—Description of Common Stock.”

Except for the foregoing, the New Certificate will not modify or change the Current Certificate except to add headings, consolidate and integrate provisions and amendments in the Current Certificate and to delete sections of the Current Certificate that are no longer applicable as permitted by the Delaware General Corporation Law.

If the New Certificate is adopted by stockholders, the Board intends to cause the New Certificate to be filed with the Secretary of State of Delaware, and the New Certificate will be effective upon such filing. The Board would then be free (with certain exceptions) to authorize the issuance of Class B Common Stock without any further action on the part of stockholders. Although the Board presently intends to file the New Certificate if it is approved by the stockholders, the Board reserves the right to defer or abandon the New Certificate and to not file it even if it is approved by the stockholders. Although the Board does not currently anticipate exercising its right to abandon the New Certificate nor does it contemplate any specific events which would trigger the abandonment of the New Certificate, the Board will defer or abandon the adoption of the New Certificate, if, in its business judgment, adverse market conditions or general economic conditions affecting the Company are such as to make the New Certificate no longer in the best interests of the Company or its stockholders.

Description of Common Stock

In the event of our liquidation, dissolution or winding up, holders of Common Stock will be entitled to share ratably in the net assets legally available for distribution to stockholders after the payment of all of our debts and other liabilities and the satisfaction of any liquidation preference granted to the holders of any outstanding shares of Preferred Stock.

Holders of Common Stock have no preemptive or conversion rights or other subscription rights, and there are no redemption or sinking fund provisions applicable to the Common Stock. The rights, preferences and privileges of the holders of Common Stock are subject to, and may be adversely affected by, the rights of the holders of shares of any series of Preferred Stock, which we may designate in the future.

Effect of Certain Provisions of Our Current Certificate and Bylaws and the Delaware Anti-Takeover Statute

Current Certificate and Bylaws. Some provisions of Delaware law and our Current Certificate and Bylaws contain provisions that could make the following transactions more difficult: (i) acquisition of us by means of a tender offer; (ii) acquisition of us by means of a proxy contest or otherwise; or (iii) removal of our incumbent officers and directors. These provisions, summarized below, are expected to discourage coercive takeover practices and inadequate takeover bids and to promote stability in our management. These provisions are also designed to encourage persons seeking to acquire control of us to first negotiate with our Board.

●

Undesignated Preferred Stock. The ability to authorize undesignated Preferred Stock makes it possible for our Board to issue one or more series of Preferred Stock with voting or other rights or preferences that could impede the success of any attempt to change control of us. These and other provisions may have the effect of deterring hostile takeovers or delaying changes in control or management of our company.

●	Stockholder Meetings. Our Bylaws provide that a special meeting of stockholders may be called only by the Board.

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Requirements for Advance Notification of Stockholder Nominations and Proposals. Our Bylaws establish advance notice procedures with respect to stockholder proposals and the nomination of candidates for election as directors, other than nominations made by or at the direction of our Board or a committee of the Board.

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Board of Directors Vacancies. Under our Bylaws, any vacancy on the Board, including a vacancy resulting from an enlargement of the Board, may be filled by vote of a majority of the remaining directors.

●

Board of Directors Size. Under our Bylaws, the Board has the power to set the size of the board. The ability to increase or decrease the size of the board in conjunction with the other provisions above could make it more difficult for a third party to acquire control of the Company.

Delaware Anti-Takeover Statute. We are subject to Section 203 of the Delaware General Corporation Law. This law prohibits a publicly held Delaware corporation from engaging in any business combination with any interested stockholder for a period of three years following the date that the stockholder became an interested stockholder, unless:

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prior to the date of the transaction, the Board of Directors of the corporation approved either the business combination or the transaction which resulted in the stockholder becoming an interested stockholder;

●

upon consummation of the transaction which resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced, excluding for purposes of determining the number of shares outstanding those shares owned by persons who are directors and also officers and by employee stock plans in which employee participants do not have the right to determine confidentially whether shares held subject to the plan will be tendered in a tender or exchange offer; or

●

on or subsequent to the date of the transaction, the business combination is approved by the Board of Directors and authorized at an annual or special meeting of stockholders, and not by written consent, by the affirmative vote of at least two-thirds of the outstanding voting stock which is not owned by the interested stockholder.

Section 203 defines “business combination” to include: (i) any merger or consolidation involving the corporation and the interested stockholder; (ii) any sale, transfer, pledge or other disposition of 10% or more of our assets involving the interested stockholder; (iii) in general, any transaction that results in the issuance or transfer by us of any of our stock to the interested stockholder; or (iv) the receipt by the interested stockholder of the benefit of any loans, advances, guarantees, pledges or other financial benefits provided by or through the corporation. In general, Section 203 of the Delaware General Corporation Law defines an “interested stockholder” as an entity or person beneficially owning 15% or more of the outstanding voting stock of the corporation and any entity or person affiliated with or controlling or controlled by the entity or person.

Reasons for the New Certificate and the Authorization of Class B Common Stock

In reviewing the reasons for the New Certificate and the authorization of the Class B Common Stock, the Board considered that approval of the New Certificate would provide the Company with flexibility to utilize Class B Common Stock to do each of the following without diluting the relative voting interests of Boyalife and the Company’s other current stockholders:

●	make acquisitions for stock;
●	raise equity capital; and
●	contribute to existing and future employee benefit and stock incentive plans.

The proposed Class B Common Stock could also be used in connection with stock dividends or stock splits, convertible debt offerings and other uses as are permissible under the New Certificate, the Company’s Bylaws and governing law. The New Certificate and the authorization of the Class B Common Stock would not affect the voting and other rights of existing stockholders.

The Company believes that it may have access to attractive acquisition opportunities for businesses or assets that are synergistic or complementary to the Company’s existing business and technology. If the Company were to pursue an acquisition, it may be necessary or advantageous for the Company to use stock as an acquisition currency or as a means of raising equity capital to fund the acquisition. The issuance of significant amounts of new Common Stock would dilute the voting rights of Boyalife and other existing stockholders. In light of Boyalife’s significant investment in and relationship with the Company and its historical financing and business support to the Company, a significant dilution in Boyalife voting power could discourage Boyalife from supporting acquisitions, financing transactions, and other measures that might otherwise facilitate and support long-term growth and business objectives of the Company. The availability of Class B Common Stock could also facilitate growth through acquisitions while enabling the Company to continue to be managed based on long-term objectives, which the Board considers to be a benefit to the Company and its stockholders. As discussed below, however, there could be potential disadvantages to stockholders.

The Board may under the New Certificate authorize the issuance of shares of Class B Common Stock in such amounts, to such persons or entities, upon such terms and conditions and for such consideration as the Board may determine and without any vote or other action by the stockholders, although applicable law and regulations (as well as the rules of the Nasdaq Stock Market) may require stockholder approval (but not approval by the Class B Common Stock) of certain financings, mergers and acquisitions, and employee equity benefit plans. Although the Board intends to potentially use the Class B Common Stock for some or all of the purposes mentioned above and although the Company has had preliminary discussions with potential acquisition targets in the ordinary course of business, there are otherwise presently no specific plans, arrangements or understandings for the issuance of the Class B Common Stock. However, one or more potential acquisitions, including those that could be material, may become available in the near future and could result in the issuance of Class B Common Stock.

Additionally, if the New Certificate is approved, the Board could elect to distribute Class B Common Stock to its existing stockholders, without further stockholder approval, to facilitate a liquid market in such shares. However, there is no current plan to make such a distribution.

Potential Negative Considerations

The Board also considered the following factors relating to the proposed authorization of the Class B Common Stock:

Dilutive Effect. As noted above, one purpose of creating the Class B Common Stock is to provide the Company with an alternative equity financing vehicle which does not dilute the voting rights of Boyalife and the other existing stockholders. Because the Class B Common Stock will share equally with the Common Stock with respect to all economic benefits, however, issuances of the Class B Common Stock will have a dilutive effect on the economic interest of currently outstanding shares of Common Stock similar to the dilutive effect of subsequent issuances of Common Stock on currently outstanding shares of Common Stock.

Effects of Disproportionate Voting Rights. The disproportionate voting rights of the Common Stock and Class B Stock could have an adverse effect on the market prices of the Common Stock and, if a market develops for the Class B Common Stock, the proposed Class B Common Stock. Such disproportionate voting rights may make the Company a less attractive target for a takeover than it otherwise might be, or render more difficult or discourage a merger proposal, a tender offer or a proxy contest. Accordingly, such disproportionate voting rights may deprive holders of Common Stock and proposed Class B Common Stock of an opportunity to sell their shares at a premium over prevailing market prices, which may be relevant in the context of a takeover, merger proposal, tender offer or proxy contest.

Continued Influence by Boyalife. One of the principal purposes of the authorization of the Class B Common Stock is to permit the use of nonvoting stock to further strategic initiatives, such as acquisitions or financings, or in connection with future equity awards to our employees. In the past, we generally used cash or issued shares of Common Stock for such purposes, and the issuance of additional shares of Common Stock would result in voting dilution to all of our stockholders, including Boyalife. Because the shares of Class B Common Stock have no voting rights (except as required by law), the issuance of these shares in the future (if it occurs), will not result in voting dilution. Accordingly, Boyalife and Dr. Xu could nonetheless continue to exercise substantial control or influence over the Company for an indefinite period.

Uncertain Valuation. If a trading market ever develops for the Class B Common Stock, the fact that the Class B Common Stock is non-voting stock might have an adverse effect on the market price of the Class B Common Stock. If the New Certificate is adopted and Class B Common Stock is issued in the future, the market price of shares of Common Stock (and shares of Class B Common Stock, if a market develops) will depend on many factors, including, among others, the future performance of the Company, the future dividend policy of the Company and market conditions generally. Accordingly, the Company cannot predict the price at which the Common Stock or Class B Common Stock (if a trading market develops) will eventually trade in the event of adoption of the New Certificate and issuance of shares of Class B Common Stock.

Nasdaq Listing.  The Common Stock is traded on the Nasdaq Capital Market under the symbol “THMO.” The Class B Stock is not publicly traded. Nasdaq Rule 5640 prohibits any corporate action or issuance that disparately reduces or restricts the voting rights of existing stockholders of publicly traded common stock. The Nasdaq has advised the Company that it does not generally view the terms of the nonvoting Class B Common Stock as having the effect of disparately reducing or restricting the per share voting rights of the Common Stock or violating Nasdaq Rule 5640. The Company anticipates that, in the event of the approval of the New Certificate and potential subsequent issuance of Class B Common Stock, it may in the future file an application to list the Class B Common Stock on Nasdaq, although the Company does not expect that the Class B Common Stock will be eligible for any such listing initially.

Potential Limited Use as Acquisition Currency or Financing or Equity Compensation Vehicle. It is possible that companies that we are interested in acquiring will not agree to accept shares of Class B Common Stock because, among the other factors described above, these shares of capital stock carry no voting rights. If a trading market develops for the Class B Common Stock, companies that we are interested in acquiring may also refuse to accept shares of Class B Common Stock if this stock trades at a discount to the shares of Common Stock, or if the trading market for the shares of Class B Common Stock is not well developed or suffers from limited liquidity (or if there is not yet any trading market for the Class B Common Stock). For similar reasons, potential investors in the Company may not be interested in purchasing Class B Common Stock, and employees or other service providers may not wish to receive shares of Class B Common Stock as part of an equity-based compensation program for similar reasons.

Board Recommendation

After consideration of the above factors (including the factors discussed above under “Potential Negative Considerations”), the Board has unanimously (i) concluded that adoption of the New Certificate is in the best interests of the Company and its stockholders and is fair to all of the stockholders, including holders of its Common Stock other than Boyalife and Dr. Xu, and (ii) directed that the New Certificate be submitted to a vote of the stockholders. The Board therefore unanimously recommended that the holders of the Company’s Common Stock vote for the adoption of the New Certificate.

Required Vote

The affirmative vote of a majority of the outstanding shares of Common Stock will be necessary to approve adoption of the New Certificate.

THE BOARD UNANIMOUSLY
RECOMMENDS A VOTE “FOR” PROPOSAL 3.

EQUITY COMPENSATION PLANS

The following table provides information for all of the Company’s equity compensation plans in effect as of December 31, 2019.

Plan Category	Number of securities to be issued upon exercise of o utstanding options (a)	Weighted- average exercise price of outstanding options (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	291,807	$13.96	104,037
Equity compensation plans not approved by security holders	--	--	--
Total	291,807		104,037

On December 29, 2017, the Board of Directors of ThermoGenesis Corp., a wholly-owned subsidiary of the Company (“ThermoGenesis”), adopted the ThermoGenesis Corp. 2017 Equity Incentive Plan (the “ThermoGenesis Plan”). The ThermoGenesis Plan was unanimously approved by the ThermoGenesis stockholders (including the Company) on December 29, 2017.  The ThermoGenesis Plan authorizes the issuance of up to 1,000,000 shares of ThermoGenesis Common Stock, all of which may be issued as incentive stock options under Section 422 of the Code. The ThermoGenesis Plan is administered by the Compensation Committee of the ThermoGenesis Board of Directors, except that if such a committee is not appointed, the plan will be administered by the ThermoGenesis Board of Directors. As of April 6, 2020, Dr. Xu holds 30,000 stock options out of the ThermoGenesis Plan, of which 12,000 are exercisable.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Healthbanks Biotech (USA) Inc.

On November 26, 2019 the Company entered into a joint venture agreement with HealthBanks Biotech (USA) Inc. (the “JV Agreement”) to form a new company called ImmuneCyte Life Sciences, Inc. (“ImmuneCyte”) to commercialize the Company’s proprietary cell processing platform, CAR-TXpress™, for use in immune cell banking as well as for cell-based contract development and manufacturing services (“CMO/CDMO”). Under the terms of the JV Agreement, ImmuneCyte will initially be owned 80% by HealthBanks Biotech and 20% by ThermoGenesis. ImmuneCyte will be among the first immune cell banks in the U.S. and offer customers the ability to preserve younger, healthier and uncontaminated immune cells for future potential use in dendritic and chimeric antigen receptor (“CAR-T”) cell therapies, in a GMP compliant processing environment. The Company’s principal contribution to ImmuneCyte was a supply agreement under which ImmuneCyte will have the exclusive right to purchase the Company’s proprietary cell processing equipment in the immune cell banking business and a non-exclusive right to purchase it for other CMO/CDMO services at a price equal to 115% of the Company’s cost. The Company also contributed to ImmuneCyte intellectual property and trademarks relating to the Company’s clinical development assets which were fully impaired by the Company in 2018 and had no book value. Healthbanks contributed to ImmuneCyte a paid-up, royalty free license to use its proprietary business management system, customer relationship management software, and laboratory information statement, and it will also make available a $1,000,000 unsecured, non-convertible line of credit to ImmuneCyte to provide initial operating capital. Healthbanks is a subsidiary of Boyalife Group, Inc. (USA), the owner of Boyalife Asset Holding II, Inc., which is the largest stockholder of the Company, and is owned by Dr. Xiaochun (Chris) Xu, the Company’s CEO and Chairman of our Board.

In December 2019, ImmuneCyte closed a $3,000,000 equity investment with a private institution. The investor received 600,000 shares of Class A common stock at $5.00 per share, representing a 5.66% ownership in the joint venture. As a result of this equity investment in ImmuneCyte, the Company’s equity in the joint venture is no longer subject to the anti-dilution provision. After this investment, ImmuneCyte is owned 75.47% by HealthBanks, 18.87% by ThermoGenesis and 5.66% by the private institution.

The Company initially determined that ImmuneCyte would be considered a variable interest entity, as a result of the significant influence the Company has over operations and its’ lack of sufficient equity at inception. After the additional investment of $3,000,000, ImmuneCyte’s equity at risk was considered sufficient and the Company determined it would no longer be classified as a variable interest entity. The Company’s investment in ImmuneCyte will be accounted for under the equity method based on management’s conclusion that the Company can exercise significant influence over ImmuneCyte via its equity interest and the related Supply Agreement. The Company recorded the investment initially at the value of the nonfinancial assets contributed of $28,000, which consisted of the book value of certain assets contributed at the time of formation.

Convertible Promissory Note and Revolving Credit Agreement

In March 2017, the Company entered into a Revolving Credit Agreement with Boyalife Investment Fund II, Inc. (the “Credit Agreement”), which later merged into Boyalife Asset Holding II, Inc. (the “Lender” or “Boyalife”). The Lender is a wholly owned subsidiary of Boyalife Group Inc., which is owned and controlled by Dr. Xiaochun (Chris) Xu, the Company’s CEO and Chairman of our Board. The Credit Agreement and its subsequent amendments, grants to the Company the right to borrow up to $10,000,000 (the “Loan”) at any time prior to March 6, 2022 (the “Maturity Date”). The Company has drawn down a total of $8,713,000 and $7,200,000 as of December 31, 2019 and 2018, respectively.  The Company’s ability to draw-down the remaining amount available under the Credit Agreement may be impacted by reasons such as default or foreign government policies that restrict or prohibit transferring funds.

The Credit Agreement and the Second Amended and Restated Convertible Promissory Note issued thereunder (the “Boyalife Note”) provide that the principal and all accrued and unpaid interest under the Loan will be due and payable on the Maturity Date, with payments of interest-only due on the last day of each calendar year. The Loan bears interest at 22% per annum, simple interest. The Company has five business days after the Lender demands payment to pay the interest due before the Loan is considered in default. Subsequent to December 31, 2019, the Lender has not demanded and the Company has not paid the interest due as of December 31, 2019. The Boyalife Note can be prepaid in whole or in part by the Company at any time without penalty.

The Maturity Date of the Boyalife Note is subject to acceleration at the option of the Lender upon customary events of default, which include a breach of the Loan documents, termination of operations, or bankruptcy. The Lender’s obligation to make advances under the Loan is subject to the Company’s representations and warranties in the Credit Agreement continuing to be true at all times and there being no continuing event of default under the Boyalife Note.

The Credit Agreement and Boyalife Note were amended in April 2018.  The amendment granted the Lender the right to convert, at any time, outstanding principal and accrued but unpaid interest into shares of Common Stock at an initial conversion price of $16.10 per share and if the Company issues shares of Common Stock at a lower price per share, the conversion price of the Boyalife Note is lowered to the reduced amount.  The Company completed two transactions in 2018, lowering the conversion price to $1.80.

On February 13, 2020, the Company received a conversion notice from Boyalife to convert a total of $3,000,000 of the outstanding balance of the Boyalife Note. The amount converted represents the unpaid accrued interest as of December 31, 2019 of $1,869,000 and $1,131,000 of the outstanding principal balance. The conversion resulted in the issuance of 1,666,670 shares of the Company’s common stock at a conversion price of $1.80 per share. Immediately after the conversion, the new outstanding principal balance of the Boyalife Note was $7,582,000.

Nomination and Voting Agreement

The Company is a party to a First Amended and Restated Nomination and Voting Agreement, dated April 16, 2018 with Boyalife. The material terms and conditions of this agreement are described above under “PROPOSAL 1-- ELECTION OF DIRECTORS.”

Distributor Agreement

On August 21, 2017, ThermoGenesis Corp., the Company’s wholly-owned subsidiary, entered into an International Distributor Agreement with Boyalife W.S.N. Under the terms of the agreement, Boyalife W.S.N. was granted the exclusive right, subject to existing distributors and customers (if any), to develop, sell to, and service a customer base for the ThermoGenesis Corp’s AXP AutoXpress System and BioArchive System in the People’s Republic of China (excluding Hong Kong and Taiwan), Singapore, Indonesia, and the Philippines (the “Territories”). Boyalife W.S.N. is wholly owned by Dr. Xu’s spouse Ms. Yishi Li. Boyalife W.S.N,’s rights under the agreement include the exclusive right to distribute AXP Disposable Blood Processing Sets and use rights to the AXP AutoXpress System, BioArchive System and other accessories used for the processing of stem cells from cord blood in the Territories. Boyalife W.S.N. is also appointed as the exclusive service provider to provide repairs and preventative maintenance to ThermoGenesis Corp. products in the Territories.

The term of the agreement is for three years with ThermoGenesis Corp. having the right to renew the agreement for successive two-year periods at its option. However, ThermoGenesis Corp. has the right to terminate the agreement early if Boyalife W.S.N. fails to meet specified minimum purchase requirements.

During the year ended December 31, 2019, the Company recorded $794,000 of revenues from Boyalife W.S.N. and its affiliates and had an accounts receivable balance of $20,000 at December 31, 2019. For the year ended December 31, 2018, the Company recorded $665,000 of revenues from Boyalife W.S.N. and had an accounts receivable balance of $0 at December 31, 2018.

License Agreement

On March 12, 2018, ThermoGenesis Corp. entered into a License Agreement (the “License Agreement”) with IncoCell Tianjin Ltd., a Chinese company and wholly-owned subsidiary of China-based Boyalife Group (“IncoCell”). Boyalife Group is an affiliate of Dr. Xiaochun (Chris) Xu, the Company’s CEO and Chairman of our Board and of Boyalife. Under the terms of the License Agreement, IncoCell was granted the exclusive license to use the ThermoGenesis Corp. X-Series products in the conduct of IncoCell’s contract manufacturing and development operations in the People’s Republic of China, Japan, South Korea, Taiwan, Hong Kong, Macau, Singapore, Malaysia, Indonesia and India (the “Territories”).

Pursuant to the terms of the License Agreement, ThermoGenesis Corp. has granted IncoCell an exclusive license to purchase and use, at a discounted purchase price, X-Series cellular processing research devices, consumables, and kits for use in the conduct of contract manufacturing and development services in the Territories. In exchange, ThermoGenesis Corp. is entitled to a percentage of IncoCell’s gross contract development revenues, including any potential upfront payments, future milestones or royalty payments, during the term of the License Agreement. The term of the License Agreement is ten years, provided that either party may terminate the Agreement earlier upon ninety (90) days’ prior notice to the other party. For the years ended December 31, 2019 and 2018, the Company recorded $83,000 and $14,000 of revenues from IncoCell and had an accounts receivable balance of $83,000 and $14,000 at December 31, 2019 and 2018, respectively.

Review, Approval or Ratification of Transactions with Related Persons

Although the Company has not adopted formal procedures for the review, approval or ratification of transactions with related persons, we adhere to a general policy that such transactions should only be entered into if they are on terms that, on the whole, are no more favorable, or no less favorable, than those available from unaffiliated third parties and their approval is in accordance with applicable law. Such transactions require the approval of our Board. The term “related party transaction” refers to transactions required to be disclosed in our filings with the SEC pursuant to Item 404 of Regulation S-K.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee oversees the financial reporting process for the Company on behalf of the Board. In fulfilling its oversight responsibilities, the Audit Committee (i) reviews the Company’s audited financial statements and discusses the same with management, (ii) reviews management’s results of testing of the internal controls over the financial reporting process, (iii) reviews and concurs with managements appointment, termination or replacement of the CFO, (iv) consults with and reviews the services provided by the Company’s independent registered public accounting firm and makes recommendations to the Board regarding the selection of the independent registered public accounting firm, and (v) reviews reports received from regulators and other legal and regulatory matters that may have a material effect on the financial statements or related company compliance policies. The Company’s management has primary responsibility for preparing the financial statements and establishing the Company’s financial reporting process and internal control over financial reporting. Company management is also responsible for its assessment of the effectiveness of internal control over financial reporting. The Company’s independent registered public accounting firm is responsible for expressing an opinion on the conformity of the Company’s audited financial statements with U.S. generally accepted accounting principles. Depending on the reporting status of the Company, the independent registered public accounting firm may also be responsible for issuing a report on the effectiveness of the Company’s internal control over financial reporting. The Audit Committee’s responsibilities include oversight of these processes.

In accordance with Statements on Auditing Standards (SAS) No. 61 (codification of Statements on Auditing Standards, AU§ 380), as adopted by the Public Company Oversight Board in Rule 3200T, the Audit Committee had discussions with management and the independent registered public accounting firm regarding the acceptability and the quality of the accounting principles used in the reports. These discussions included the clarity of the disclosures made therein, the underlying estimates and assumptions used in the financial reporting, and the reasonableness of the significant judgments and management decisions made in developing the financial statements. In addition, the Audit Committee has discussed with the independent registered public accounting firm their independence from the Company and its management and the independent registered public accounting firm provided the written disclosures and the letter required by the Public Company Accounting Oversight Board (PCAOB) Rule 3526, “Communication with Audit Committees Concerning Independence” and considered the compatibility of non-audit services with the independent registered public accounting firm’s independence.

The Audit Committee has also met and discussed with the Company’s management, and its independent registered public accounting firm, issues related to the overall scope and objectives of the audits conducted, the internal controls used by the Company and the selection of the Company’s independent registered public accounting firm. In addition, the Audit Committee discussed with the independent registered public accounting firm, with and without management present, the specific results of audit investigations and examinations and the independent registered public accounting firm’s judgments regarding any and all of the above issues.

Pursuant to the reviews and discussions described above, the Audit Committee recommended to the Board that the audited financial statements of the Company be included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2019, for filing with the SEC.

Respectfully submitted, THERMOGENESIS HOLDINGS, INC. AUDIT COMMITTEE Mr. Mark Westgate, Chairman Dr. Russell Medford Dr. Joseph Thomis Ms. Debra Donaghy

FEES OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The following table summarizes the fees billed to us by Marcum LLP for the periods indicated below.

Fee Category	Fiscal 2019	Fiscal 2018
Audit Fees(1)	$401,000	$357,000
Audit-Related Fees	--	--
Tax Fees	--	--
All Other Fees	--	--
Total Fees	$401,000	$357,000

(1)

The audit fees consisted of fees for the audit of our financial statements, the review of the interim financial statements included in our quarterly reports on Form 10-Q, and other professional services provided in connection with statutory and regulatory filings or engagements and capital market financings.

The Audit Committee pre-approves all audit and non-audit services to be, and has approved all of the foregoing audit and non-audit services, performed by the independent registered public accounting firm in accordance with the Audit Committee Charter.

PROPOSAL 4

RATIFICATION OF MARCUM LLP

The Audit Committee of the Board has appointed Marcum LLP (“Marcum”) as the Company’s independent registered public accounting firm for our fiscal year ending December 31, 2020. Marcum also served as the Company’s independent registered public accounting firm for our 2019 fiscal year. The Board concurs with the appointment and is submitting the appointment of Marcum as our independent registered public accounting firm for stockholder ratification at the Annual Meeting.

Our Bylaws do not require that the stockholders ratify the appointment of Marcum as our independent registered public accounting firm. We are seeking ratification because we believe it is a good corporate governance practice. If the stockholders do not ratify the appointment, the Audit Committee will reconsider whether to retain Marcum, but may retain Marcum in any event. Even if the appointment is ratified, the Audit Committee, in its discretion, may change the appointment at any time during the year if it determines that a change would be in the best interests of the Company and its stockholders.

We expect that representatives of Marcum will be either physically present or available via phone at the Annual Meeting. They will be given the opportunity to make a statement if they desire to do so, and they will be available to respond to appropriate questions after the meeting.

Vote Required

This Proposal to approve, in an advisory capacity, Marcum as the Company’s independent registered public accounting firm for our fiscal year ending December 31, 2020 will be approved if the majority of the votes cast at the Annual Meeting vote in favor of this Proposal. As a result, abstentions will have the same effect as a vote “Against” this Proposal and broker non-votes will have no effect on this Proposal.

THE BOARD UNANIMOUSLY RECOMMENDS
A VOTE “FOR” PROPOSAL 4.

PROPOSAL 5

APPROVAL ON A NON-BINDING, ADVISORY BASIS OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

Under the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”), our stockholders are entitled to vote to approve, on an advisory, non-binding basis, the compensation of our named executive officers as disclosed in this proxy statement in accordance with the SEC’s rules, including Schedule 14A of the Securities and Exchange Act of 1934.

Please read the “Compensation of Named Executive Officers” section of this proxy statement for additional details about our executive compensation program.

We are asking our stockholders to indicate their support for our named executive officer compensation as described in this proxy statement. This proposal, commonly known as a “say-on-pay” proposal, gives our stockholders the opportunity to express their views on our named executive officers’ compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this proxy statement.

We believe that our compensation policies and procedures are aligned with the long-term interests of our stockholders. The say-on-pay vote is advisory, and therefore not binding on the Company, the Compensation Committee or the Board. The Board and Compensation Committee value the opinions of our stockholders, we will consider our stockholders’ concerns, and the Compensation Committee will evaluate whether any actions are necessary to address those concerns. It is expected that the next such advisory vote will occur at our 2023 Annual Meeting.

THE BOARD UNANIMOUSLY RECOMMENDS
A VOTE “FOR” PROPOSAL 5.

STOCKHOLDER PROPOSALS TO BE PRESENTED AT THE NEXT
THERMOGENESIS HOLDINGS, INC. ANNUAL MEETING

Our Bylaws provide that, for matters to be properly brought before an annual meeting, business must be either (i) specified in the notice of annual meeting (or any supplement or amendment thereto) given by or at the direction of the Board, (ii) otherwise brought before the annual meeting by or at the direction of the Board, or (iii) otherwise properly brought before the annual meeting by a stockholder.

In addition to any other applicable requirements, for business to be properly brought before an annual meeting by a stockholder, which is not the subject of a proposal timely submitted for inclusion in our proxy statement as described in the following paragraph below, the stockholder must have given timely notice thereof in writing to our secretary. To be timely, a stockholder’s notice must be delivered to the secretary at our principal executive offices not less than sixty (60) days nor more than ninety (90) days prior to the annual meeting; provided, however, that in the event that less than seventy (70) days’ prior notice of the date of the meeting is given to stockholders, then the tenth (10th) day following the day on which public announcement of the date of such meeting is first made by us.  Such notice must include those items specified in our Bylaws and must be received at our principal executive offices by the foregoing date to be considered timely for the 2021 Annual Meeting.

Stockholder proposals intended for inclusion in our 2021 annual meeting proxy statement pursuant to Rule 14a-8 must be received by us no later than December 24, 2020; provided that if the date of the 2021 annual meeting is moved more than 30 days before or after June 4, 2021 (which is the anniversary of this year’s annual meeting), we must receive notice of the stockholder proposal within a reasonable time before we begin to print and mail our proxy materials. Any such proposal must comply with Rule 14a-8 of the Exchange Act.

Notices of intention to present proposals at an annual meeting should be addressed to the Corporate Secretary, ThermoGenesis Holdings, Inc., 2711 Citrus Road, Rancho Cordova, California 95742. The Company reserves the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

ADDITIONAL INFORMATION

Additional Copies of Reports

The Annual Report on Form 10-K for the twelve months ended December 31, 2019, including audited consolidated financial statements, may be made available to stockholders concurrently with this proxy statement, but such report is not incorporated in this proxy statement and is not deemed to be a part of the proxy solicitation material. The Company is required to file annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and other information with the SEC. The public can obtain copies of these materials by accessing the SEC’s website at www.sec.gov. Additional copies of the Company’s Annual Report on Form 10-K filed with the SEC for the twelve months ended December 31, 2019, will be provided to stockholders without charge upon request. Stockholders should direct any such requests to ThermoGenesis Holdings, Inc., 2711 Citrus Road, Rancho Cordova, California 95742, Attention: Corporate Secretary.

Communications with the Board

Stockholders may send communications to the Board (or, at the stockholder’s option, to a specific director) by writing to the Corporate Secretary, c/o ThermoGenesis Holdings, Inc., 2711 Citrus Road, Rancho Cordova, California 95742. The Corporate Secretary will ensure that the communication is delivered to the Board or the specified director, as applicable.

Multiple Stockholders Sharing the Same Address (Householding)

Pursuant to the rules of the SEC, services that deliver the Company’s communications to stockholders that hold their stock through a bank, broker or other holder of record may deliver to multiple stockholders sharing the same address a single Notice or single copy of the Company’s annual report to stockholders and proxy statement, unless the Company has received contrary instructions from one or more of the stockholders. Upon written or oral request, the Company will promptly deliver a separate copy of the Notice, the annual report to stockholders and/or proxy statement to any stockholder at a shared address to which a single copy of each document was delivered. For future deliveries of any Notice, the annual reports to stockholders and/or proxy statements, stockholders may also request that we deliver multiple copies at a shared address to which a single copy of each document was delivered. Stockholders sharing an address who are currently receiving multiple copies of the Notice, the annual report to stockholders and/or proxy statement may also request delivery of a single copy. Stockholders may notify the Company of their requests by writing to the Corporate Secretary, c/o ThermoGenesis Holdings, Inc., 2711 Citrus Road, Rancho Cordova, California 95742 or calling ThermoGenesis Holdings, Inc. at (916) 858-5100.

OTHER BUSINESS AT THE THERMOGENESIS HOLDINGS, INC. ANNUAL MEETING

We do not know of any business to be presented for action at the Annual Meeting other than those items listed in the notice of the meeting and referred to herein. If any other matters properly come before the Annual Meeting, including adjournment, it is intended that the proxies will be voted in respect thereof in accordance with their best judgment pursuant to discretionary authority granted in the proxy.

ALL STOCKHOLDERS ARE URGED TO EXECUTE THE ACCOMPANYING PROXY AND TO RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE. STOCKHOLDERS MAY REVOKE ANY PROXY IF SO DESIRED AT ANY TIME BEFORE IT IS VOTED.

By Order of the Board of Directors, /s/ Mr. Jeff Cauble Corporate Secretary

April 23, 2020
Rancho Cordova, California

Appendix A

Amended and Restated
Certificate of Incorporation
of Thermogenesis HOLDINGS, INC.

ThermoGenesis Holdings, Inc., a corporation organized and existing under the laws of the State of Delaware, (the “Corporation”) hereby certifies as follows:

1.     The original Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on July 3, 1986, under the corporate name Refrigeration Systems International, Inc.

2.     This Amended and Restated Certificate of Incorporation was duly adopted by the Board of Directors and stockholders of the Corporation in accordance with Sections 242 and 245 of the Delaware General Corporation Law and restates and integrates and further amends the provisions of the previously filed Sixth Amended and Restated Certificate of Incorporation, as amended, of this Corporation.

3.     The Sixth Amended and Restated Certificate of Incorporation, as amended, is hereby amended and restated in its entirely to read as follows:

FIRST: Name. The name of the corporation is: THERMOGENESIS HOLDINGS, INC.

SECOND: Agent for Service. The address, including street, number, city and county, of the registered office of the Corporation in the State of Delaware is 2711 Centerville Road, Suite 400, Wilmington, County of Newcastle, Delaware 19808; and the name of the registered agent of the Corporation in the State of Delaware at such address is The Company Corporation.

THIRD: Purpose. The nature of the business or purposes to be conducted or promoted of this Corporation shall be to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

FOURTH: Capital Stock.

(a)     Authorized Capital Stock. The Corporation is authorized to issue three classes of stock, designated Common Stock, $0.001 par value (“Common Stock”), Class B Common Stock, $0.001 par value (“Class B Common Stock” and together with the Common Stock, “Corporation Common Stock”) and Preferred Stock, $0.001 par value (“Preferred Stock”). The total number of shares which the Corporation is authorized to issue is Four Hundred Fifty Two Million (452,000,000). The total number of shares of Common Stock that the Corporation shall have authority to issue is Three Hundred Fifty Million (350,000,000), the total number of shares of Class B Common Stock that the Corporation shall have authority to issue is One Hundred Million (100,000,000) and the total number of shares of Preferred Stock that the Corporation shall have authority to issue is Two Million (2,000,000).

(b)     Corporation Common Stock.

(i)     Common Stock. A holder of Common Stock shall be entitled to one vote for each share of Common Stock held by such holder of record on the books of the Corporation for all matters on which stockholders of the Corporation are entitled to vote.

(ii)     Class B Common Stock. Except as otherwise required by law, the holders of Class B Common Stock shall not be entitled to vote on any matter submitted to a vote of the stockholders of the Corporation.

(iii)     Provisions Applicable to All Corporation Common Stock.

(1)     General. Except as otherwise expressly provided in this Amended and Restated Certificate of Incorporation or as otherwise required by law, all shares of Corporation Common Stock shall have identical powers, rights and privileges in each and every respect. There shall be no cumulative voting.

(2)     Dividends. Subject to the prior rights and preferences, if any, applicable to shares of Preferred Stock, the holders of Common Stock and the holders of Class B Common Stock shall be entitled to participate ratably, on a share-for-share basis as if all shares of Corporation Common Stock were of a single class, in such dividends, whether in cash, property, stock or otherwise, as may be declared by the Board of Directors from time to time out of assets or funds of the Corporation legally available therefor; provided, however, that any dividends payable in shares of Corporation Common Stock (or payable in rights to subscribe for or to purchase shares of Corporation Common Stock) shall be declared and paid at the same rate on each class of Corporation Common Stock and dividends payable in shares of Common Stock (or rights to subscribe for or to purchase shares of Common Stock) shall only be paid to holders of Common Stock and dividends payable in shares of Class B Common Stock (or rights to subscribe for or to purchase shares of Class B Common Stock) shall only be paid to holders of Class B Common Stock; provided, further, that the Board of Directors may issue shares of Class B Common Stock in the form of a pro rata dividend or distribution to all holders of the outstanding shares of Corporation Common Stock.

(3)     Liquidation. In the event of any voluntary or involuntary liquidation, dissolution, distribution of all or substantially all of the assets or winding-up of the Corporation, after all creditors of the Corporation shall have been paid in full and after payment of all sums, if any, payable in respect of Preferred Stock, if any, the holders of the Corporation Common Stock shall be entitled to share ratably, on a share-for-share basis as if all shares of Corporation Common Stock were of a single class, in all distributions of assets pursuant to such voluntary or involuntary liquidation, dissolution, distribution of all or substantially all of the assets or winding-up of the Corporation. For purposes of this Section (b)(iii)(3), neither the merger or the consolidation of the Corporation into or with another entity, the conversion of the Corporation into another entity, the merger or consolidation of any other entity into or with the Corporation nor the sale, transfer or other disposition of all or substantially all of the assets of the Corporation shall be deemed to be a voluntary or involuntary liquidation, dissolution, distribution of all or substantially all of the assets or winding-up of the Corporation.

(4)     Split, Subdivision or Combination. If the Corporation shall in any manner split, subdivide or combine the outstanding shares of Common Stock or Class B Common Stock, the outstanding shares of the other class of Corporation Common Stock shall be proportionally split, subdivided or combined in the same manner and on the same basis as the outstanding shares of the class of Corporation Common Stock that has been so split, subdivided or combined.

(5)     Conversion Rights. The Corporation Common Stock shall not be convertible into, or exchangeable for, shares of any other class or classes or of any other series of the same class of the Corporation’s capital stock.

(c)     Preferred Stock. Shares of Preferred Stock may be issued from time to time in one or more series. The Board of Directors shall determine the designation of each series and the authorized number of shares of each series. The Board of Directors is authorized to determine and alter the rights, preferences, privileges and restrictions granted to or imposed upon any wholly unissued series of shares of Preferred Stock and to increase or decrease (but not below the number of shares of such series then outstanding) the number of shares of any such series subsequent to the issue of shares of that series. If the number of shares of any series of Preferred Stock shall be so decreased, the shares constituting such decrease shall resume the status which they had prior to the adoption of the resolution originally fixing the number of shares of such series.

FIFTH: Insolvency; Dissolution. Whenever a compromise or arrangement is proposed between this Corporation and its creditors or any class of them and/or between this Corporation and its stockholders or any class of them, any court or equitable jurisdiction within the State of Delaware may, on the application in a summary way of this Corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for this Corporation under the provisions of Section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for this Corporation under Section 279 of Title 8 of the Delaware Code order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, agree to: any compromise or arrangement and to any reorganization of this Corporation as consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this Corporation, as the case may be, and also on this Corporation.

SIXTH: Directors. The business and affairs of the Corporation shall be managed by or under the direction of its Board of Directors. The number of directors which shall constitute the entire Board of Directors shall be fixed by, or in the manner provided in, the bylaws of this Corporation. The election of directors of the Corporation need not be by written ballot, unless the bylaws so provide.

SEVENTH: Amendments. The Board of Directors is authorized to adopt, amend or repeal the bylaws of the Corporation. The stockholders shall also have the power to adopt, amend or repeal the bylaws of the Corporation. Notwithstanding, any provision for the classification of directors for staggered terms pursuant to Section 141(d) of the Delaware General Corporation Law shall be set forth in the bylaws adopted by the stockholders unless provisions for such classification shall be set forth in the Corporation’s certificate of incorporation.

EIGHTH: Director Liability. A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director except to the extent such exemption from liability or limitation thereof is not permitted under the Delaware General Corporation Law as the same exists or may hereafter be amended.

Any repeal or modification of the foregoing paragraph shall not adversely affect any right or protection of a director of the Corporation existing hereunder with respect to any act or omission occurring prior to such repeal or modification.

NINTH: Indemnification. To the fullest extent permitted by Section 145 of the General Corporation Law of Delaware as the same exists or may hereafter be amended, the Corporation shall indemnify any and all persons whom it shall have power to indemnify under said section from and against any and all of the expenses, liabilities or other matters referred to in or covered by said section, and the indemnification provided for hereby shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to any action such person may have performed in current official capacity or in another capacity while holding such office, and shall continue as to any person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of heirs, executors and administrators of such person. No repeal or modification of this Section by the stockholders of the Corporation shall adversely affect any right of protection existing by virtue of this Section at the time of such repeal modification.

IN WITNESS WHEREOF, the Corporation has caused this Amended and Restated Certificate of Incorporation to be signed by its duly authorized officer this ____ day of __________ 2020.

THERMOGENESIS HOLDINGS, INC.

By: __________________________________
Name:
Title:

ThermoGenesis VOTE

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MR A SAMPLE
DESIGNATION (IF ANY)
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Your vote matters – here's how to vote!

You may vote online or by phone instead of mailing this card.

Votes submitted electronically must be received by June 4, 2020 at 1:00 A.M., Central time.

Online
Go to **www.envisionreports.com/THMO** or scan the QR code — login details are located in the shaded bar below.

Phone
Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada

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Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. [X]

Annual Meeting Proxy Card

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▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommend a vote FOR all the nominees listed and FOR Proposals 2 – 5.

Nominee	For	Withhold
01 - Xiaochun (Chris) Xu, Ph.D., MBA	☐	☐
02 - Debra Donaghy	☐	☐
03 - Russell Medford, MD, Ph.D.	☐	☐
04 - Joseph (Jeff) Thomis, Ph.D.	☐	☐
05 - Mark Westgate	☐	☐

B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below.

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
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MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

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Annual Meeting of ThermoGenesis Holdings, Inc. Stockholders

June 4, 2020, 9:00 AM PT
San Francisco Airport Marriott Waterfront
1800 Old Bayshore Highway, Burlingame, CA 94010

Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Stockholders.
The material is available at: www.envisionreports.com/THMO

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▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

ThermoGenesis Holdings, Inc.

Notice of Annual Meeting of Stockholders

Proxy Solicited by Board of Directors for Annual Meeting — June 4, 2020

Chris Xu or Jeff Cauble, or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of ThermoGenesis Holdings, Inc. to be held on June 4, 2020 or at any postponement or adjournment thereof.

Shares represented by this proxy will be voted by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR the election of the Board of Directors and FOR items 2-5.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

(Items to be voted appear on reverse side)

C Non-Voting Items

Change of Address — Please print new address below.

Comments — Please print your comments below.